--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY
[X]  Definitive Proxy Statement                (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                               PENTON MEDIA, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: ............

(2) Aggregate number of securities to which transaction applies: ...............

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ...............................

(4) Proposed maximum aggregate value of transaction: ...........................

(5) Total fee paid: ............................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: ....................................................

(2) Form, Schedule or Registration Statement No.: ..............................

(3) Filing Party: ..............................................................

(4) Date Filed: ................................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[PENTON LOGO]
Penton Media, Inc.
The Penton Media Building
1300 East Ninth Street
Cleveland, Ohio 44114-1503

----------------------------------------
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD
ON MAY 4, 2001
----------------------------------------

TO THE STOCKHOLDERS:

The annual meeting of stockholders of Penton Media, Inc. will be held on Friday, May 4, 2001, at 2:00 P.M., local time, at the Penton Media Conference Center, 1300 East Ninth Street, Cleveland, Ohio, for the following purposes:

1. To elect four directors to the Board of Directors for a three-year term expiring in 2004.

2. To act upon a proposal of the Board of Directors to approve an amendment to Penton's 1998 Equity and Performance Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares to 5,500,000 shares.

3. To act upon a proposal of the Board of Directors to approve an amendment to Penton's 1998 Director Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder by 150,000 shares to 250,000 shares.

4. To ratify the appointment of Penton's independent certified accountants for the fiscal year ending December 31, 2001.

5. To transact such other business as may properly be brought before the meeting.

The annual meeting may be postponed or adjourned from time to time without any notice other than announcement at the meeting, and any and all business for which notice is hereby given may be transacted at any such postponed or adjourned meeting.

The Board of Directors has fixed the close of business on March 23, 2001, as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at Penton's principal executive offices, 1300 East Ninth Street, Cleveland, Ohio 44114-1503 during the ten days preceding the meeting.

Stockholders are requested to complete and sign the enclosed proxy, which is solicited by the Board of Directors, and promptly return it in the accompanying envelope, whether or not they plan to attend the annual meeting.

                                          By Order of the Board of Directors

                                          /s/ Preston L. Vice
                                          PRESTON L. VICE
                                          Secretary
Cleveland, Ohio
April 6, 2001

[PENTON LOGO]
Penton Media, Inc.

PROXY STATEMENT

This proxy statement contains information related to the annual meeting of the stockholders of Penton Media, Inc. to be held on Friday, May 4, 2001, beginning at 2:00 P.M., local time, at the Penton Media Conference Center, 1300 East Ninth Street, Cleveland, Ohio. This proxy statement is being provided in connection with the solicitation of proxies by the Board of Directors for use at the 2001 annual meeting of the stockholders and at any adjournment or postponement of the meeting. This proxy statement and the enclosed proxy card are first being mailed to stockholders on or about April 6, 2001.

ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At Penton's annual meeting, stockholders will act upon the matters described in the accompanying notice of annual meeting of stockholders. These matters include:

     - The election of four directors for a three-year term expiring in 2004;

     - To act upon a proposal of the Board of Directors to approve an amendment to the Penton Media, Inc. 1998 Equity and Performance Incentive Plan increasing the number of shares of common stock available to be awarded under the plan by 3,000,000 shares to 5,500,000 shares;

     - To act upon a proposal by the Board of Directors to approve an amendment to the Penton Media, Inc. 1998 Director Stock Option Plan increasing the number of shares of common stock available to be awarded under the plan by 150,000 shares to 250,000 shares;

     - To ratify the appointment of Penton's independent certified accountants for the fiscal year ending December 31, 2001; and

     - To transact such other business as may properly be brought before the meeting.

In addition, Penton's management will report on the performance of Penton during the 2000 Fiscal Year and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

Only stockholders of record of outstanding common stock of Penton at the close of business on the record date, March 23, 2001, are entitled to receive notice of and to vote at the meeting, or any postponement or adjournment of the meeting.

A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose concerning the meeting, during ordinary business hours at Penton's principle executive offices, 1300 East Ninth Street, Cleveland, Ohio 44114-1503 during the ten days preceding the meeting.

HOW MANY VOTES DO I GET?

Each stockholder is entitled to one vote per share of common stock with respect to all matters voted upon by the stockholders of Penton.

WHO CAN ATTEND THE MEETING?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

WHAT CONSTITUTES A QUORUM?

Under Penton's Bylaws, the presence at the annual meeting, in person or by proxy, of the holders of shares of common stock of Penton entitled to cast at least a majority of the votes which the outstanding common stock entitled to vote at the annual meeting is entitled to cast on a particular matter will constitute a quorum entitled to take action with respect to that vote on that matter. As of March 23, 2001, the record date for the annual meeting, 31,908,480 shares of common stock of Penton were outstanding and traded on the New York Stock Exchange.

Abstentions and broker "non-votes" are counted as present and entitled to vote for the purposes of determining a quorum.

WHAT IS A BROKER "NON-VOTE"?

A broker "non-vote" occurs when a nominee holding common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.

HOW DO I VOTE?

Sign and date each proxy card you receive and return it in the prepaid envelope. All shares of common stock entitled to vote at the annual meeting that are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the instructions given in such proxies or, if no contrary instructions are given therein, will be voted in accordance with the Board's recommendations. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the Board's recommendations.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

The Board's recommendations are set forth after the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

     - FOR the election of the directors as described under "Election of Directors";

     - FOR the proposal of the Board of Directors to approve an amendment to the Penton Media, Inc. 1998 Equity and Performance Incentive Plan;

     - FOR the proposal of the Board of Directors to approve an amendment to the Penton Media, Inc. 1998 Director Stock Option Plan; and

     - FOR the proposal of the Board of Directors to ratify the appointment of Penton's independent certified accountants for the fiscal year ending December 31, 2001.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. Any stockholder who has given a proxy with respect to any matter may revoke it at any time prior to the closing of the polls as to that matter at the annual meeting by delivering a notice of revocation or a duly executed proxy bearing a later date to the Secretary of Penton, or by attending the annual meeting and voting in person.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

For the election of directors, a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote on the election of directors is required to elect the directors (i.e. the nominees receiving the greatest number of votes will be elected). Abstentions and broker "non-votes" are not counted for purposes of election of the directors.

For all other matters to be acted upon at the annual meeting, the affirmative vote of the holders of a majority of the common stock present in person or represented by proxy and entitled to vote on the proposal will be required for approval; provided that, with respect to the proposals to approve amendments to the Penton Media, Inc. 1998 Equity and Performance Incentive Plan and Penton Media, Inc. 1998 Director Stock Option Plan, the total votes cast on each of these proposals represent over 50% in interest of all securities entitled to vote on the proposal. An abstention is counted as a vote against and a broker "non-vote" is not counted for purposes of approving other matters to be acted upon at the annual meeting.

WHO WILL COUNT THE VOTE?

Computershare Investor Services LLC, our independent stock transfer agent, will count the votes and act as the inspector of election.

WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?

The shares on your proxy card(s) represent ALL of your shares of common stock of Penton. If you have shares in the 401(k) Plan and do not vote by proxy, or return your proxy card with an unclear voting designation or no voting designation at all, The Northern Trust Company will vote your plan shares in proportion to the way the other plan participants voted their shares held in the plan.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, sign and return all proxy cards. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our stock transfer agent, Computershare Investor Services LLC, at (800) 942-5909.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS DUE?

To be considered for inclusion in Penton's proxy statement for the 2002 annual stockholders meeting, stockholder proposals must be received at Penton's offices no later than November 30, 2001. Proposals must be in compliance with Rule 14a-8 under the Securities Exchange Act of 1934 and Penton's Bylaws, and must be submitted in writing, delivered or mailed to the Corporate Secretary, Penton Media, Inc., 1300 East Ninth Street, Cleveland, Ohio 44114-1503.

In addition, Penton's Bylaws require that if a stockholder desires to introduce a stockholder proposal or nominate a director candidate from the floor of the 2002 annual meeting of the stockholders, such proposal or nomination must be submitted in writing to Penton's Corporate Secretary at the above address not less than 60 days nor more than 90 days prior to the first anniversary of the 2001 annual meeting of the stockholders or, if the date of the annual meeting is more than 30 days prior to or more than 60 days after the preceding anniversary date, notice by the stockholder will be timely if received not earlier than the 90th day prior to the 2002 annual stockholders meeting and not later than the close of business on the later of (i) the 60th day prior to the 2002 annual stockholders meeting or (ii) the 10th day following public announcement of the 2002 annual stockholders meeting.

Each notice by stockholders must set forth (i) the name and address of the stockholder who intends to make the nomination or proposal and of any beneficial owner on whose behalf the nomination or proposal is made and (ii) the class and number of shares of common stock that are owned beneficially and of record by such stockholder and beneficial owner, if any. In the case of a stockholder proposal, the notice must also set forth a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder or beneficial owner, if any, in that proposed business.

CAN A STOCKHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF PENTON?

As a stockholder, you may recommend any person as a nominee for director of Penton. Each nomination must be submitted in the same manner as for other stockholder proposals. Also, the notice must set forth any information regarding the nominee proposed by the stockholder that would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission and the consent, if so required, of the nominee to be named in a proxy statement as a candidate for election and to serve as a director of Penton if elected.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of Penton's common stock as of March 23, 2001, by (a) the persons known by Penton to be the beneficial owners of more than 5% of the outstanding shares of common stock, (b) each director, and nominee for director, of Penton,
(c) each of the executive officers of Penton listed in the Summary Compensation Table, and (d) all directors, nominees and executive officers of Penton as a group. The information set forth in the table as to directors, nominees and executive officers is based upon information furnished to Penton by them in connection with the preparation of this Proxy Statement. Except where otherwise indicated, the mailing address of each of the stockholders named in the table is: c/o Penton Media, Inc., 1300 East Ninth Street, Cleveland, Ohio 44114-1503.

                                                              NUMBER OF      PERCENT OF
                                                              SHARES OF      OUTSTANDING
                                                               COMMON         SHARES OF
                            NAME                              STOCK(1)     COMMON STOCK(2)
                            ----                              ---------    ---------------
Mario J. Gabelli, et al(3)..................................  4,792,498        15.02%
  One Corporate Center
  Rye, New York 10580
R. Douglas Greene(4)........................................  2,113,125          6.62
  c/o New Hope Group, Inc.
  600 Linden Ave
  Boulder, Colorado 80304
Paul W. Brown...............................................      2,666             *
William C. Donohue..........................................    492,919          1.54
Anthony Downs...............................................     19,105             *
William J. Friend(5)........................................     30,595             *
King Harris(6)..............................................    148,974             *
Thomas L. Kemp(7)...........................................    209,770             *
John J. Meehan..............................................    450,819          1.41
Joseph G. NeCastro..........................................     43,192             *
David B. Nussbaum...........................................     54,619             *
Daniel J. Ramella(8)........................................    159,554             *
Don E. Schultz..............................................      6,066             *
Edward J. Schwartz..........................................     22,810             *
William B. Summers..........................................      6,566             *
Richard B. Swank............................................      7,166             *
James W. Zaremba............................................     68,902             *
All Directors and Executive Officers as a Group
  (18 persons)..............................................  3,890,909         12.19

---------------

  * Less than one percent

(1) Except as otherwise indicated below, beneficial ownership means the sole power to vote and dispose of shares.

(2) Calculated using 31,908,480 shares as the number of outstanding shares.

(3) The information as to Mario J. Gabelli and entities controlled directly or indirectly by Mr. Gabelli is derived from Schedule 13D/A, as filed with the Commission on December 13, 2000, and statements required to be filed by Mr. Gabelli and entities controlled directly or indirectly by Mr. Gabelli pursuant to Section 16(a) of the Exchange Act. Such statement discloses that
    (i) Mr. Gabelli is the chief investment officer for most of the entities signing such statements and is deemed to have beneficial ownership of the shares beneficially owned by all such entities, (ii) Mr. Gabelli and such entities do not admit that they constitute a group within the meaning of
    Section 13(d) of the Exchange Act and the rules and regulations thereunder, and (iii) with respect to Penton common stock, Mr. Gabelli and such entities have the sole power to vote and dispose of all the shares of which they are beneficial owners, unless the aggregate voting interest of all such entities exceeds 25% of Penton's total voting interest or other special circumstances exist, in which case the proxy voting committees of certain of such entities would have the sole power to vote certain shares of Penton common stock except 70,683 shares of Penton's common stock as to which they have no voting power.

(4) The information as to Mr. Greene is derived in part from Schedule 13D, as filed with the commission on June 21, 1999, statements required to be filed by Mr. Greene pursuant to Section 16(a) of the Exchange Act, and information furnished to Penton separately by Mr. Greene. Mr. Greene has indirect beneficial ownership of the common stock under Rule 13d-3 of the Securities Exchange Act of 1934 through New Hope Group, Inc., a Colorado corporation ("New Hope Group"). Mr. Greene is the chief executive officer, sole director and majority shareholder of New Hope Group. The minority shareholder of New Hope Group is New Hope Alliance, LLC, a Delaware limited liability company, of which Mr. Greene is the managing member. Mr. Greene is a director of Penton.

(5) Mr. Friend shares the power to vote and dispose of 25,000 such shares.

(6) Mr. King Harris shares the power to vote and dispose of 25,000 such shares.

(7) Includes 1,125 shares held in trust for the benefit of Mr. Kemp's children, for which Mr. Kemp disclaims beneficial ownership.

(8) Mr. Ramella shares the power to vote and dispose of 158,886 such shares.

ELECTION OF DIRECTORS

Four directors are to be elected to serve a three-year term expiring in 2004 and until their respective successors have been elected. Anthony Downs has decided not to stand for re-election as a director of Penton. Consequently, the Board of Directors has determined to reduce the number of directors comprising the Board of Directors from 13 to 12. Currently, Penton has a classified Board of Directors. In order to have each class as nearly equal as possible, William B. Summers, whose term currently expires in 2003, will be moved into the class whose term will expire in 2004. Thus, nominees for election this year are: King Harris, Thomas L. Kemp, Edward J. Schwartz and William B. Summers.

The directors to be elected will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote on the election of directors and cast FOR directors (i.e. the nominees receiving the greatest number of votes will be elected). Except to the extent that stockholders indicate otherwise on their proxies solicited by Penton's Board of Directors, the holders of such proxies intend to vote such proxies for the election as directors of the persons named in the following table as nominees for election, provided that if any of the nominees for election shall be unable or shall fail to act as such by virtue of an unexpected occurrence, such proxies will be voted for such other person or persons as shall be determined by the holders of such proxies in their discretion. Alternatively, so long as such action does not conflict with the provisions of Penton's Restated Certificate of Incorporation, as amended, the Board of Directors may, in its discretion, reduce the number of directors to be elected.

THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES.

BOARD OF DIRECTORS

NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM EXPIRING 2004:

                                    DIRECTOR                       PRINCIPAL OCCUPATION
               NAME                  SINCE      AGE                  AND DIRECTORSHIPS
               ----                 --------    ---                --------------------
King Harris(C)(E)(N)                  1987      57     Vice Chairman of the Board since March 2001.
                                                       Non-executive Chairman of the Board from May
                                                       1998 to March 2001. Chairman, Harris
                                                       Holdings, Inc. since November 2000. Chief
                                                       Executive Officer of Pittway Corporation
                                                       (manufacturer and distributor of alarm and
                                                       other security products and, since February
                                                       2000, a subsidiary of Honeywell International
                                                       Inc.) from May 1987 to October 2000.
                                                       Non-executive Chairman of the Board and
                                                       Director, Aptar Group, Inc. (specialty
                                                       packaging components manufacturer).

Thomas L. Kemp(E)(N)                  1996      49     Chairman of the Board since March 2001. Chief
                                                       Executive Officer of Penton since September
                                                       1996; Chairman of the Board of Penton from
                                                       September 1996 to May 1998; President and
                                                       Chief Operating Officer from January 1996 to
                                                       August 1996 of Miller Freeman, Inc. (business
                                                       magazine publisher and exhibition manager).

Edward J. Schwartz(A)(E)(I)           1998      59     President, Harris Holdings, Inc. since
                                                       November 2000. Vice President of the Security
                                                       and Fire Solutions Business of Honeywell
                                                       International Inc.'s Home and Building
                                                       Control Group from February 2000 to January
                                                       2001. Vice President of Pittway Corporation
                                                       (manufacturer and distributor of alarm and
                                                       other security products and, since February
                                                       2000, a subsidiary of Honeywell International
                                                       Inc.) from 1989 to February 2000.

William B. Summers(I)                 2000      50     Non-Executive Chairman of McDonald
                                                       Investments, Inc. (an investment banking and
                                                       securities firm and a subsidiary of Key Corp)
                                                       since October 2000, Chairman and CEO of
                                                       McDonald Investments Inc. from August 1995 to
                                                       October 2000. Executive Vice President and a
                                                       member of the Management Committee of Key
                                                       Corp. from November 1998 to December 2000.
                                                       Director, the New York Stock Exchange since
                                                       March 1998. Chairman of the Board of Trustees
                                                       of Baldwin Wallace College since April 1997.
                                                       Chairman of the Board for the Law Enforcement
                                                       Foundation for the state of Ohio since
                                                       October 1998.

DIRECTORS CONTINUING IN OFFICE UNTIL 2002:

                                    DIRECTOR                       PRINCIPAL OCCUPATION
               NAME                  SINCE      AGE                  AND DIRECTORSHIPS
               ----                 --------    ---                --------------------
William J. Friend(I)                  1998      37     Vice President, Harris Holdings, Inc. since
                                                       November 2000. Vice President Corporate
                                                       Development of the Security and Fire
                                                       Solutions Business of Honeywell International
                                                       Inc.'s Home and Building Control Group from
                                                       February to August 2000. Vice President
                                                       Corporate Development of Pittway Corporation
                                                       (manufacturer and distributor of alarm and
                                                       other security products and, since February
                                                       2000, a subsidiary of Honeywell International
                                                       Inc.) from August 1999 to February 2000.
                                                       Assistant to the President/Strategic Planning
                                                       Manager of Pittway Corporation from August
                                                       1996 to July 1999. National Sales Manager,
                                                       Xetron (division of Pittway) April 1994 to
                                                       July 1996 and Engineering Product Manager,
                                                       System Sensor (division of Pittway) from
                                                       August 1992 to March 1994.

R. Douglas Greene(N)                  1999      51     Director and Chief Executive Officer of New
                                                       Hope Group, Inc. (investment holding company)
                                                       since May 1999. Non-executive Chairman of New
                                                       Hope Communications (a business media company
                                                       in the natural products industry and a
                                                       division of Penton) since May 1999. Investor
                                                       in joint venture business interests in media
                                                       and entertainment companies and international
                                                       businesses in the publishing and forest
                                                       products industries. Chairman and Chief
                                                       Executive Officer of New Hope Communications
                                                       Inc. from February 1981 to May 1999.

Don E. Schultz(A)(N)                  1998      67     President, Agora, Inc. (integrated marketing
                                                       and branding consulting firm). Professor of
                                                       Integrated Marketing Communication
                                                       Northwestern University. Senior Partner,
                                                       Targetbase and Targetbase Institute (database
                                                       marketing agency). Director, Insignia
                                                       Systems, Inc. (in-store, supermarket signage
                                                       systems), Simon Richards Group (direct
                                                       marketing agency -- Australia and Malaysia).

Richard B. Swank(C)                   1998      69     Retired. Director, The Dialog Corporation Plc
                                                       (an online information and data provider)
                                                       from November 1997 to November 2000. Chairman
                                                       and Chief Executive Officer of Advanstar
                                                       Communications, Inc. (magazine, publishing,
                                                       exhibition and marketing services enterprise)
                                                       from April 1990 to December 1994 and Director
                                                       until May 1996.

DIRECTORS CONTINUING IN OFFICE UNTIL 2003:

                                    DIRECTOR                       PRINCIPAL OCCUPATION
             NOMINEE                 SINCE      AGE                  AND DIRECTORSHIPS
             -------                --------    ---                --------------------
Paul W. Brown(A)(C)                   2000      48     General Partner, Bedrock Capital Partners
                                                       (venture capital firm) since January 1998,
                                                       Managing Director, Prudential Volpe
                                                       Technology Group (investment banking) from
                                                       May 1989 to November 2000. Chairman, Artemis
                                                       Medical Technologies, Inc. (surgical products
                                                       manufacturer) since July 1999.
John J. Meehan                        1998      53     Executive Vice President of Donohue Meehan
                                                       Publishing Company (a business publishing
                                                       company and a subsidiary of Penton) since
                                                       January 1987.
David B. Nussbaum                     2000      43     Executive Vice President of Penton and
                                                       President of the Technology Media division of
                                                       Penton since September 1998. President of
                                                       Internet World Media, Inc. (a business trade
                                                       show and publishing company and a subsidiary
                                                       of Penton) since December 1998. Senior Vice
                                                       President from 1995 to August 1998 and Vice
                                                       President from 1994 to 1995 of Miller Freeman
                                                       Inc. (business magazine publisher and
                                                       exhibition manager).
Daniel J. Ramella(E)                  1990      49     President and Chief Operating Officer of
                                                       Penton since 1990.

---------------

(A) Member of Audit Review Committee

(C) Member of Compensation Committee

(E) Member of Executive Committee

(I) Member of Investment Committee

(N) Member of Nominating Committee

King Harris is the uncle of William J. Friend.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of Penton met twelve times during 2000. All of the directors attended at least seventy-five percent of the total meetings held by the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS AND COMMITTEE MEETINGS

Penton's Board of Directors has an Audit Review Committee, a Compensation Committee, an Executive Committee, an Investment Committee and a Nominating Committee. All of the directors attended at least seventy-five percent of the total meetings held by the committees on which they served in 2000.

Executive Committee. The Executive Committee consists of Mr. Harris as Chairman and Messrs. Kemp, Ramella, and Schwartz. When the Board is not in session, the Executive Committee may exercise all the powers and authority of the Board except as limited by law and Penton's Amended and Restated Certificate of Incorporation. The Executive Committee held five meetings in fiscal 2000.

Audit Review Committee. The Audit Review Committee consists of Mr. Schwartz as Chairman and Messrs. Brown, Downs and Schultz. Mr. Downs is not standing for re-election as a director. The Audit

Review Committee reviews, as it deems appropriate, and approves internal accounting and financial controls for Penton and auditing practices and procedures to be employed in the preparation and review of Penton's financial statements. The Audit Review Committee makes recommendations to the full Board concerning the engagement of independent public accountants to audit Penton's annual financial statements and arranges with such accountants the scope of the audit to be undertaken by such accountants. The Audit Review Committee held five meetings in fiscal 2000.

Compensation Committee. The Compensation Committee consists of Mr. Swank as Chairman and Messrs. Brown, Downs and Harris. Mr. Downs is not standing for re-election as a director. The Compensation Committee reviews and determines the compensation of executive officers, reviews and makes recommendations to the Board with respect to salaries, bonuses, and deferred compensation of other officers and executives, compensation of directors and management succession, and makes such determinations and performs such other duties as are expressly delegated to it pursuant to the terms of any employee benefit plan of Penton. The Compensation Committee held four meetings in fiscal 2000.

Investment Committee. The Investment Committee consists of Mr. Summers as Chairman and Messrs. Friend, Schultz and Schwartz. The Investment Committee provides objectives and guidelines for the investment of funds held in trust under Penton's pension plan, acts as the investment committee for purposes of Penton's 401(k) plan, and reviews the performance of investment managers charged with investing Penton pension plan funds. The Investment Committee held two meetings in fiscal 2000.

Nominating Committee. The Nominating Committee consists of Mr. Greene as Chairman and Messrs. Harris and Kemp. The Nominating Committee, as it deems appropriate, makes recommendations to the full Board with respect to the size and composition of the Board and its committees and with respect to nominees for election as directors. The Nominating Committee held one meeting in fiscal 2000.

The Nominating Committee considers suggestions regarding candidates for election to the Board submitted by stockholders in writing to Penton's Secretary. With regard to the 2002 annual meeting of stockholders, any such suggestion must be received by the Secretary no later than the date by which stockholder proposals for such annual meeting must be received as described below under the heading "Stockholder Proposals for the 2002 Annual Meeting."

EXECUTIVE OFFICERS

All officers of Penton are elected each year by the Board of Directors at its annual organization meeting. In addition to Messrs. Kemp, Ramella, and Nussbaum, information with respect to whom is set forth above, the executive officers of Penton include the following:

     Jocelyn A. Bradford, 43, Vice President and Controller since January 2000. Before joining Penton, Ms. Bradford spent three years at Century Business Services, Inc. as Controller from December 1996 through April 1998 and as Treasurer from April 1998 through January 2000. Ms. Bradford was
     Manager -- Financial Reporting at Allen Telecom, Inc. from August 1992 until December 1996.

     Darrell C. Denny, 42, Executive Vice President of Penton and President of the Lifestyle Media division of Penton since October 2000. Executive Vice President/Group President and Operating Chair from August 1998 to September 2000, Senior Vice President from 1995 to August 1998 and Vice President from 1994 to 1995 of Miller Freeman, Inc. (business trade show producer and magazine publisher).

     William C. Donohue, 56, Executive Vice President of Penton and President of the Retail Media division of Penton since February 2001. President of Donohue Meehan Publishing Company (business publishing company and a subsidiary of Penton) since January 1987.

     Joseph G. NeCastro, 44, Chief Financial Officer and Treasurer of Penton since June 1998. Before joining Penton, Mr. NeCastro spent five years with Reader's Digest Association, Inc. Mr. NeCastro was Vice President, Finance for Reader's Digest USA from 1995 until 1998 and Corporate Controller in 1994 and 1995.

     Preston L. Vice, 52, Senior Vice President and Secretary of Penton since July 1998, Senior Vice President since prior to 1994.

     James W. Zaremba, 60, Executive Vice President of Penton and President of the Industry Media division of Penton since 1999, and Group President of Penton since prior to 1994.

COMPENSATION

BOARD COMPENSATION

Compensation of non-employee directors consists of an annual retainer of $20,000, plus $3,000 for each Board meeting attended in person, $1,000 for each Board meeting attended by telephone and $1,000 for each committee meeting attended, except that $500 is paid for attending a committee meeting held on the same day as a Board meeting. The Chairman of the Audit Review Committee is paid an additional $2,000 and the Chairman of the Compensation Committee is paid an additional $5,000 per year. Employee directors are not separately compensated for serving as directors.

On March 15, 2001, Mr. Harris resigned as Chairman of the Board and was appointed Vice Chairman of the Board. As Chairman of the Board, Mr. Harris received an annual retainer of $75,000 per year in lieu of the fees for other non-employee directors described above. If elected as a director, Mr. Harris will receive the same retainer as each of the other non-employee directors. Mr. Kemp was appointed by the Board to replace Mr. Harris as Chairman. As an employee director, Mr. Kemp will not be separately compensated for serving as Chairman.

Each director of Penton will be reimbursed by Penton for out-of-pocket expenses incurred in attending Board and Board committee meetings.

Penton has adopted the Penton Media, Inc. 1998 Director Stock Option Plan (As Amended and Restated Effective as of March 12, 1999) for non-employee directors. The plan was approved by the stockholders at the 1999 annual meeting. Pursuant to the plan, and subject to certain limitations contained in it, the Board may grant non-qualified options to purchase common stock, at an exercise price not less than fair market value on the date of grant, to directors of Penton who at the time of grant are not employees of Penton or any of its subsidiaries. In addition, the Board may authorize the grant of restricted stock or deferred shares to non-employee directors under the plan. The plan also provides that the Board may permit non-employee directors to elect to receive non-qualified options, restricted stock or deferred shares in lieu of all or a portion of such non-employee director's compensation otherwise payable in cash. On February 1, 2000, seven non-employee directors were each awarded an option to purchase 2,000 shares of common stock, which will vest at the rate of 33 1/3% per year. In addition, on May 5, 2000, two other non-employee directors were each awarded an option to purchase 8,000 shares of common stock, which will vest at the rate of 33 1/3% per year.

The Board wishes to continue to promote the long-term financial interests of Penton through the grant of stock options to non-employee directors, while providing more flexibility in the types of share awards authorized for grant under the Penton Media, Inc. 1998 Director Stock Option Plan. In order to achieve these objectives, the Board has amended, subject to stockholder approval, the Penton Media, Inc. 1998 Director Stock Option Plan. See "Proposal to Approve an Amendment to the Penton Media, Inc. 1998 Director Stock Option Plan" for further details.

SUMMARY COMPENSATION TABLE

The following table sets forth compensation information for the Chief Executive Officer of Penton (who served as such throughout 2000), for each of Penton's four most highly compensated other executive officers during 2000 who were serving at the end of 2000 and for Mr. Donohue, who was not serving as an executive officer at the end of 2000 but who would have been among the four most highly compensated executive officers had he been serving as an executive officer at the end of 2000.

                                                                LONG-TERM
                                                              COMPENSATION
                                                                 AWARDS
                                                         -----------------------   PAYOUTS
                                         ANNUAL                                    -------
                                      COMPENSATION       RESTRICTED   SECURITIES             ALL OTHER
                                   -------------------     STOCK      UNDERLYING    LTIP      COMPEN-
         NAME AND                   SALARY     BONUS      AWARD(S)     OPTIONS     PAYOUTS    SATION
    PRINCIPAL POSITION      YEAR     ($)        ($)         ($)          (#)         ($)        ($)
    ------------------      ----   --------   --------   ----------   ----------   -------   ---------
Thomas L. Kemp,             2000   $550,000   $592,375          0       46,000           0    $13,742(7)
Chief Executive Officer     1999    470,000    276,680    100,000(1)    37,000           0      9,512
                            1998    450,000    320,500     60,000(1)    60,000(2)        0      8,930

Daniel J. Ramella,          2000    400,000    447,375          0       30,000           0      9,494(8)
President and Chief         1999    365,000    195,010     75,000(1)    25,000           0      6,639
Operating Officer           1998    350,000    229,000     50,000(1)    46,000           0      6,540

David B. Nussbaum,          2000    375,000    504,590          0       20,000     450,000(6)    5,266(9)
Executive Vice President    1999    345,000    322,320          0       13,500           0      2,826
and Division President(3)   1998     94,423    150,000(4)  100,000(5)   25,000           0        800

James W. Zaremba,           2000    285,000    141,550          0       15,000           0      6,942(10)
Executive Vice President    1999    265,000     81,875          0       13,500           0      4,812
and Division President      1998    238,327    166,680          0       25,000           0      5,100

Joseph G. NeCastro,         2000    280,000    177,950          0       15,000           0      7,846(11)
Chief Financial Officer(3)  1999    259,992     76,000          0       12,000           0      4,800
                            1998    136,370     75,200          0       25,000           0      1,973

William C. Donohue,         2000    310,008    148,750          0        5,000           0      9,776(12)
Executive Vice President    1999    250,008          0          0        5,000           0      5,838
and Division President(3)   1998     83,335          0          0       11,000           0      5,838

---------------

 (1) Deferred shares awarded in lieu of bonuses that would otherwise have been paid in cash: Mr. Kemp, 3,698 shares and Mr. Ramella, 3,082 shares awarded in 1998, each having three year deferral periods; and Mr. Kemp, 4,969 shares and Mr. Ramella, 3,727 shares awarded in 1999, each having five-year deferral periods. Deferral periods are subject to acceleration in the event of death, permanent disability, retirement upon or after reaching age sixty-five or upon a change of control of Penton. These numbers are valued as of the date of grant. As of December 31, 2000, the value of the deferred shares awards to Messrs. Kemp and Ramella in 1999 were $133,542 and $100,163, respectively and in 1998 were $99,384 and $82,829, respectively. The deferred shares awarded to Messrs. Kemp and Ramella in 1998 and 1999 do not provide for dividend equivalents or voting rights. As of December 31, 2000, these were the only deferred shares awarded to Messrs. Kemp and Ramella.

 (2) In addition, in accordance with the terms of his employment agreement, Mr. Kemp converted unexercised options to purchase Pittway stock into 47,655 options to purchase Penton common stock.

 (3) Mr. Nussbaum joined Penton in September 1998 and Mr. NeCastro joined Penton in August 1998. Mr. Donohue joined Penton in August 1998.

 (4) In accordance with the terms of his employment agreement, Mr. Nussbaum received a portion of a signing bonus of $100,000 in cash on September 18, 1998.

 (5) In accordance with the terms of his employment agreement, Mr. Nussbaum was awarded 7,619 Deferred Shares having a one-year deferral period, in lieu of a portion of a signing bonus that would otherwise have been paid in cash. This number was valued as of the date of grant and as of December 31, 1999, the value of the award was $182,856. These Deferred Shares did not provide for dividend equivalents or voting rights.

 (6) In accordance with the terms of his employment agreement, Mr. Nussbaum received a one-time payment equal to $450,000. This payment was made to Mr. Nussbaum upon the achievement of specified performance goals based on the overall growth of the Technology Media division of Penton over the period from 1998 through 2000.

 (7) Consists of $5,040 annual matching contributions during the year to Penton's salary reduction plan and $8,702 for term life and long-term disability insurance provided by Penton during the year.

 (8) Consists of $5,040 annual matching contributions during the year to Penton's salary reduction plan and $4,454 for term life and long-term disability insurance provided by Penton during the year.

 (9) Consists of $2,550 annual matching contributions during the year to Penton's salary reduction plan and $2,716 for term life and long-term disability insurance provided by Penton during the year.

(10) Consists of $3,938 annual matching contributions during the year to Penton's salary reduction plan and $3,004 for term life and long-term disability insurance provided by Penton during the year.

(11) Consists of $5,149 annual matching contributions during the year to Penton's salary reduction plan and $2,697 for term life and long-term disability insurance provided by Penton during the year.

(12) Consists of $3,938 annual matching contribution during the year to Penton's salary reduction plan and $5,838 in lease payments for an automobile.

STOCK OPTION GRANTS DURING YEAR

The following table sets forth information with respect to stock options granted during 2000 to executive officers named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                       ---------------------------------------------------------     VALUE AT ASSUMED
                           NUMBER OF         % OF TOTAL                            ANNUAL RATES OF STOCK
                           SECURITIES         OPTIONS      EXERCISE                 PRICE APPRECIATION
                           UNDERLYING        GRANTED TO    OR BASE                  FOR OPTION TERM(1)
                            OPTION/S        EMPLOYEES IN    PRICE     EXPIRATION   ---------------------
        NAME             GRANTED(#)(2)      FISCAL YEAR     ($/SH)       DATE       5% ($)     10% ($)
        ----           ------------------   ------------   --------   ----------   --------   ----------
Thomas L. Kemp               46,000             8.9        $22.9375     2/1/10     $663,435   $1,681,415
Daniel J. Ramella            30,000             5.8         22.9375     2/1/10      432,675    1,096,575
David B. Nussbaum            20,000             3.9         22.9375     2/1/10      288,450      731,050
James W. Zaremba             15,000             2.9         22.9375     2/1/10      216,338      548,288
Joseph G. NeCastro           15,000             2.9         22.9375     2/1/10      216,338      548,288
William C. Donohue            5,000             1.0         22.9375     2/1/10       72,113      182,763

---------------

(1) The assumed annual rates of appreciation in the price of common stock are in accordance with rules of the Securities and Exchange Commission and are not predictions of future market prices of the common stock nor of the actual values the named executive officers will realize. In order for such annual rates of appreciation to be realized over the 10-year term of the options, the market price of the common stock would have to increase to $37.36/share (5%) or $59.49/share (10%) during that term. In such event, and assuming corresponding annual rates of increase for the market price of common stock, the market value of all currently outstanding shares of common stock would have increased by approximately $460,200,053 (5%) or $1,166,334,715 (10%)
    during that 10-year term.

(2) Consists of non-qualified options to purchase common stock granted under the Equity Incentive Plan at an exercise price equal to the closing price of the common stock on the date of grant, February 1, 2000. Each option becomes fully exercisable on the third anniversary of the date of grant, subject to full or partial acceleration in the event of earlier termination of employment (full acceleration if earlier termination is on account of death, permanent disability, retirement upon or after reaching age sixty-five or upon a change of control of Penton; partial acceleration in incre-ments of 33 1/3% each year commencing one year after the date of grant if termination is for any other reason other than for "cause").

OPTION EXERCISES AND YEAR-END VALUES

The following table sets forth information with respect to exercises of options during 2000 by the executive officers named in the Summary Compensation Table and the values of unexercised options held by them as of December 31, 2000.

         AGGREGATED OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                         SHARES                       UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                       ACQUIRED ON                    OPTIONS AT YEAR-END (#)           AT YEAR-END ($)
                        EXERCISE        VALUE       ---------------------------   ---------------------------
        NAME               (#)       REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           -----------   ------------   -----------   -------------   -----------   -------------
Thomas L. Kemp              0             0           47,655         143,000       $507,526      $1,019,000
Daniel J. Ramella           0             0                0         101,000              0         742,400
David B. Nussbaum           0             0                0          58,500              0         417,563
James W. Zaremba            0             0                0          53,500              0         397,876
Joseph G. NeCastro          0             0                0          52,000              0         389,813
William C. Donohue          0             0                0          21,000              0         163,713

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

The following table sets forth information relating to the long-term incentive awards that were made on February 1, 2000 under the Equity and Performance Incentive Plan for the following named executive officers.

                                                                       ESTIMATED FUTURE PAYOUTS
                         NUMBER OF          PERFORMANCE          UNDER NON-STOCK PRICE-BASED PLANS(1)
                          SHARES,             OR OTHER                    (NUMBER OF SHARES)
                          UNITS OR          PERIOD UNTIL        --------------------------------------
         NAME           OTHER RIGHTS    MATURATION OR PAYOUT     THRESHOLD       TARGET       MAXIMUM
         ----           ------------    --------------------    -----------     --------     ---------
Thomas L. Kemp             61,618        1/1/00 - 12/31/02           0           61,618        82,618
Daniel J. Ramella          30,539        1/1/00 - 12/31/02           0           30,539        42,539
David B. Nussbaum          19,359        1/1/00 - 12/31/02           0           19,359        26,859
James W. Zaremba           12,269        1/1/00 - 12/31/02           0           12,269        16,769
Joseph G. NeCastro         12,269        1/1/00 - 12/31/02           0           12,269        16,769

---------------

(1) Estimated payout if certain performance levels are achieved. No payout occurs unless a specified minimum performance is achieved.

The above table presents information about performance shares granted during the year pursuant to Penton's Equity and Performance Incentive Plan. Each performance share, if earned, entitles the executive officer to receive one share of Penton's common stock. The earning of the performance shares awarded is subject to the achievement of three types of specified performance goals. A portion of the shares may be earned upon the attainment of a specific increase in Penton's revenues. The remainder of the shares may be earned upon the attainment of specified performance goals based on (a) Penton's total return to shareholders over the three year period from January 1, 2000 through December 31, 2002 relative to the total return to shareholders of all of the companies comprising the Russell 2000 Index for the same period and (b) Penton's after tax cash flow per share over the three year period from January 1, 2000 through December 31, 2002.

The number of shares which each of Messrs. Kemp, Ramella, Nussbaum, Zaremba and NeCastro may earn based on Penton's increase in revenues are 19,618; 6,539; 4,359; 3,269; and 3,269, respectively. These shares are not subject to threshold or maximum payouts. In the event the specified increase in Penton's revenues is met, all of the shares will be earned. In the event the specified increase in Penton's revenues is not met, none of the shares will be earned.

The total target number of shares which each of Messrs. Kemp, Ramella, Nussbaum, Zaremba and NeCastro may earn based on (i) total return to shareholders and (ii) after tax cash flow per share are 42,000; 24,000; 15,000; 9,000; and 9,000, respectively. One half of these target shares may be earned based on total return to shareholders (the "Target TRS Shares") and one half of these target shares may be earned based on after tax cash flow per share (the "Target ATCF Shares").

A portion (50% to 95%) of the Target TRS Shares may be earned if the total return to shareholders is below the specified target level. If the total return to shareholders meets the specified target level, all of the Target TRS Shares will be earned. If the total return to shareholders exceeds the specified target level, up to 150% of the Target TRS Shares may be earned. None of the Target TRS Shares will be earned unless a specified minimum performance is achieved.

A portion (50% to 90%) of the Target ATCF Shares may be earned if the after tax cash flow per share is below the specified target level. If the after tax cash flow per share meets the specified target level, all of the Target ATCF Shares will be earned. If the after tax cash flow per share exceeds the specified target level, up to 150% of the Target ATCF Shares may be earned. None of the Target ATCF Shares will be earned unless a specified minimum performance is achieved.

EMPLOYMENT AGREEMENTS

In 1999, the Compensation Committee approved restated employment agreements with each of Messrs. Kemp and Ramella and approved initial employment agreements with each of Messrs. Zaremba and NeCastro. In 1998, Penton entered into an employment agreement with Mr. Nussbaum. The agreements provide for minimum annual salaries to Messrs. Kemp, Ramella, Zaremba, NeCastro and Nussbaum of $470,000, $365,000, $265,000, $260,000 and $345,000, respectively. The agreements provide for supplementary insurance coverage for each executive. The agreements for Messrs. Kemp and Ramella provide for participation in Penton's Supplemental Executive Retirement Plan. The agreements are for terms currently expiring December 31, 2001 in the case of Messrs. Kemp, Ramella and Zaremba, August 24, 2001 in the case of Mr. NeCastro and September 8, 2001 in the case of Mr. Nussbaum, and renew automatically at the end of each year for an additional year (or until age 65, if earlier) unless either party thereto elects otherwise, but may be terminated by the executive party thereto on 120 days notice. Each agreement includes non-competition, non-solicitation and confidentiality obligations on the part of the executive, which survives its termination. In addition, Mr. Nussbaum's agreement provides for a signing bonus equal to $200,000, payable in cash or shares of common stock. Such bonus was paid to Mr. Nussbaum 50% in cash and 50% in 7,619 deferred shares with a one-year vesting period. Such shares were issued to Mr. Nussbaum in December 1999.

The agreements also provide that in the event the executive's employment is terminated by Penton (other than for "cause" (as defined in the agreements) or by reason of his death, disability or retirement) or by the executive for "good reason" (as defined in the agreements and as described below) during the two years following a "change in control," the executive will be entitled to receive certain severance benefits. In the case of Messrs. Kemp and Ramella, each such executive is entitled to receive (a) any accrued but unpaid salary and expense reimbursement; (b) salary (as in effect at the time of termination or, if higher, as in effect as of the most recent extension of the employment period) for a period of three years following the date of his termination after a change in control (payable, at the executive's option, in a lump sum); (c) target bonus for the year in which the termination occurs or, if higher, the executive's target bonus for the preceding year or the year in which the change in control occurs; and (d) if the executive's employment is terminated after July 1 of the then-current year, a pro-rated portion of the executive's target bonus for the year in which the termination occurs or, if higher, a pro-rated portion of the executive's target bonus for the preceding year or the year in which the change in control occurs. In the case of Messrs. Zaremba, NeCastro and Nussbaum, each such executive is entitled to receive (a) any accrued but unpaid salary and expense reimbursement; and (b) two times his salary (as in effect at the time of termination or, if higher, as in effect as of the most recent extension of the employment period) and target bonus for the year in which the termination occurs or, if higher the executive's target bonus for the preceding year or the year in which the change in control occurs (payable, at the executive's option, in a lump sum). All executives party to such agreements are also entitled to the continuation of certain additional benefits (e.g., medical insurance).

Benefits under these agreements are subject to an overall limitation which assures that payments will not constitute "excess parachute payments" under federal income tax law.

The transactions that are deemed to result in a change in control for the purposes of these agreements include: (a) any person (with certain exceptions as described in the agreements) becoming the beneficial owner of 40% or more of the voting stock of Penton; (b) individuals who, as of the date of the agreements, constitute the board of directors (the "Incumbent Board") cease for any reason (other than death or disability) to constitute at least a majority of the board of directors (provided that any individual who becomes a director subsequent to the date of the agreements whose appointment or election is approved by a majority of the Incumbent Board is considered to be a member of the Incumbent Board); (c) a merger or consolidation with, or sale of all of or substantially all of Penton's assets to another entity, as a result of which less than a majority of the voting shares of the surviving entity are owned by former shareholders of Penton; and (d) approval by the shareholders of Penton of a complete liquidation or dissolution of Penton. "Good reason" for termination of employment by the executive includes reduction in salary, the failure by Penton to extend the executive's employment under the agreement or a breach by Penton of the terms of the agreement.

The Compensation Committee felt it appropriate to improve the existing employment contract with Messrs. Kemp and Ramella and to enter into formal contracts for employment with Messrs. Zaremba, NeCastro and Nussbaum in order to encourage them to continue to provide long-term benefits to Penton. The provisions relating to a change in control are to retain the executives and provide for continuity of management in the event of any actual or threatened change in control of Penton.

PLANS AND ARRANGEMENTS

Retirement Plan

Participants in the Penton Media, Inc. Retirement Plan consist of a majority of the full-time employees of Penton and its subsidiaries in the United States, including the executive officers. The plan is fully paid for by Penton, and employees become fully vested after five years of service. The annual benefit payable to an employee under the plan upon retirement, computed as a straight life annuity amount, equals the sum of the separate amounts the employee accrues for each of his years of service under the plan. Such separate amounts are determined as follows: for each year through 1988, 1.2% of such year's compensation up to the Social Security wage base for such year and 1.85% (2.0% for years after 1986) of such year's compensation above such wage base; for each year after 1988 through the year in which the employee reaches thirty-five years of service, 1.2% of such year's "covered compensation" and 1.85% of such year's compensation above such "covered compensation;" and for each year thereafter, 1.2% of such year's compensation. Years of service and compensation with Pittway are taken into account under the plan. The employee's compensation under the plan for any year includes all salary (before any election under Pittway's or Penton's salary reduction plan or cafeteria plan), commissions and overtime pay and, beginning in 1989, bonuses; subject to such year's limit applicable to tax-qualified retirement plans ($160,000 for 1999 and $170,000 for each year thereafter). The employee's "covered compensation" under the plan for any year is generally the average, computed as of such year, of the Social Security wage bases for each of the thirty-five years preceding the employee's Social Security retirement age, assuming that such year's Social Security wage base will not change in the future. Normal retirement age under the plan is age 65, and reduced benefits are available as early as age 55. Benefits are not subject to reduction for Social Security benefits or other offset amounts. Estimated annual benefits payable under the plan upon retirement at normal retirement age for the following persons (assuming 1999 compensation at $160,000 and future compensation at the $170,000 limit currently applicable, and that covered compensation remains constant) are: Mr. Kemp, $52,392; Mr. Ramella, $87,536; Mr. Zaremba, $59,784; Mr. Nussbaum, $63,112; Mr. NeCastro, $61,160; and Mr. Donohue, $29,218.

Supplemental Executive Retirement Plan

Messrs. Kemp, Ramella, Zaremba, Nussbaum and NeCastro participate in Penton's Supplemental Executive Retirement Plan, which is not tax-qualified. The annual benefit payable to a participant under the plan at age 65, computed as a straight life annuity amount, equals the sum of the separate amounts the participant accrues for each of his years of service after September 3, 1996 for Mr. Kemp, July 1, 1977 for Mr. Ramella, January 1, 1971 for Mr. Zaremba, September 8, 1998 for Mr. Nussbaum and June 15, 1998 for Mr. NeCastro. Years of service and compensation with Pittway are taken into account. The separate amount for each such year is 1.85% of that portion of the participant's salary and annual discretionary cash bonus, if any, for such year (before any election under Pittway's or Penton's salary reduction plan, and including any portion of such bonus taken in the form of Deferred Shares Awards) in excess of $170,000 (or any higher limit applicable that year to tax-qualified retirement plans) but less than $500,000. Benefits are not subject to reduction for Social Security benefits or other offset amounts. Accrued benefits are subject to forfeiture in certain events. Estimated annual benefits payable under the plan upon retirement at age 65 for the following persons (assuming 1999 and future annual salary and discretionary cash bonus of not more than $500,000 for each of them and that the $170,000 limit currently applicable remains constant) are: Mr. Kemp, $119,550; Mr. Ramella, $132,868; Mr. Zarema, $32,936; Mr. Nussbaum, $145,364; and Mr.
NeCastro $72,273.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee was or has been an officer or employee of Penton or engaged in transactions with Penton (other than in his capacity as director). None of Penton's executive officers serves as a director or member of the compensation committee of another entity, one of whose executive officers serves as a member of the Compensation Committee or a director of Penton.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This Compensation Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any other Penton filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Penton specifically incorporates this report by reference therein, and shall not otherwise be deemed filed under those Acts.

The Compensation Committee of the Board of Directors is responsible for establishing and administering an executive compensation program for Penton, determining the compensation of the Chief Executive Officer of Penton and approving the compensation proposed by the Chief Executive Officer for all other executive officers of Penton listed in the Summary Compensation Table. Actions regarding compensation for 2000 were approved by the Compensation Committee. Penton's Compensation Committee intends to follow the compensation policies discussed below.

The Compensation Committee, comprised of four non-employee directors, has prepared this report to summarize Penton's policies and practices with regard to executive compensation.

OBJECTIVES

Penton's basic objectives for executive compensation are to recruit and keep top quality executive leadership focused on attaining long-term corporate goals and increasing stockholder value.

ELEMENTS OF COMPENSATION

Total compensation has three components: (1) base salary; (2) short-term incentive (generally cash bonus); and (3) long-term incentive (generally stock options and performance shares).

BASE SALARY

Base salaries for executive officers are set within ranges that are reasonable, considering comparable positions in companies similar to Penton in industry and region. Base salaries are also intended to be equitable and high enough to keep qualified executives from being overdependent on cash bonuses.

SHORT-TERM INCENTIVES

Annual cash bonuses are based on Penton's attainment of its earnings objectives. Generally, all cash bonuses are tied to individual and group performance based on goals established at the start of the year, consistent with the Senior Executive Bonus Plan, and are available in proportionately greater amounts to those who can most influence corporate earnings. In addition, certain employees may use all or a portion of their cash bonuses to increase their ownership of common stock under the Penton Media, Inc. Management Stock Purchase Plan.

LONG-TERM INCENTIVES

Long-term incentives consisting of stock options and performance shares are intended to motivate executives to make and execute plans that improve stockholders' value over the long-term.

CHIEF EXECUTIVE OFFICER COMPENSATION

At the start of the 2000 fiscal year, the Compensation Committee increased Mr. Kemp's salary to $550,000. Mr. Kemp also was awarded an option to purchase 46,000 shares of common stock at an exercise price of $22.9375 per share. One-third of such options will vest per year and become exercisable after three years of service, subject to full or partial acceleration of exercisability in the event of earlier termination of employment (full acceleration if earlier termination is on account of death, permanent disability, retirement upon or after reaching age sixty-five or upon a change of control of Penton). In addition, Mr. Kemp received 61,618 performance shares which vest subject to the achievement of three types of specified performance goals. 19,618 of the shares vest upon the attainment of a specified increase in Penton's revenues. 42,000 of the shares vest upon the attainment of performance goals based on (a) Penton's total return to shareholders over the three year period from January 1, 2000 through December 31, 2002 relative to the total return to shareholders of all of the companies comprising the Russell 2000 Index for the same period and (b) Penton's after tax cash flow per share over the three year period from January 1, 2000 through December 31, 2002.

This report is submitted on behalf of the Compensation Committee:

                                          Richard B. Swank, Chairman
                                          Paul W. Brown
                                          Anthony Downs
                                          King Harris

PERFORMANCE GRAPH

The following graph reflects a comparison of the cumulative total stockholder return on the common stock with the Russell 2000 Market Index and an index of peer companies, respectively, for the period commencing August 10, 1998 (the initial trading date for the common stock) through December 31, 2000. The peer group consists of Elsevier NV, Meredith Corporation, Inc., Playboy Enterprises, Inc. (Class B), Primedia, Inc., Reader's Digest Association, Inc., Reed International Plc, Scholastic Corporation, United News & Media Plc and Ziff-Davis, Inc. The peer group has been revised to exclude CMP Media, Inc., which was included in the peer group for 1998, because it was sold to Miller Freeman, Inc. in 1999. CMP's removal did not significantly affect the peer group's 1998 performance. The graph assumes that the value of the investment in the common stock and each index was $100 at August 10, 1998, and all dividends were reinvested. The comparisons in this graph are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be necessarily indicative of the actual future return on the common stock.

                       AUGUST 10, 1998    DECEMBER 31, 1998    DECEMBER 31, 1999    DECEMBER 31, 2000
                       ---------------    -----------------    -----------------    -----------------
Penton Media.........      $100.00             $125.12              $149.29              $167.90
Russell 2000 Index...       100.00              100.79               120.54               115.34
Peer Group...........       100.00               93.79               100.56               116.80

REPORT OF THE AUDIT REVIEW COMMITTEE
This Report of the Audit Review Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any other Penton filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Penton specifically incorporates this report by reference therein, and shall not otherwise be deemed filed under those Acts.
All members of the Audit Review Committee other than Mr. Schwartz are independent as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. Mr. Schwartz does not meet this definition of independence because he was an employee of Pittway Corporation, the former parent corporation of Penton, within the past three years. The Board of Directors has determined, in accordance with Section 303.02(D) of the New York Stock Exchange's listing standards, however, that Mr. Schwartz's membership on the Audit Review Committee is required by the best interests of Penton and its stockholders because Mr. Schwartz has extensive accounting and related financial management expertise, will be able to exercise independent judgment and will materially assist in the function of the Audit Review Committee. The Board of Directors also noted that the three-year period will expire in August 2001. During 2000, the Audit Review Committee of the Board of Directors developed a charter for the Committee, which was approved by the full Board on June 9, 2000. The complete text of the new charter, which reflects standards set forth in new SEC regulations and New York Stock Exchange rules, is reproduced as Appendix A to this proxy statement.

As set forth in more detail in the charter, The Audit Review Committee's primary responsibilities fall into three broad categories:

     - first, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by Penton's management, including discussions with management and Penton's outside auditors about draft annual financial statements and key accounting and reporting matters;

     - second, the Committee is responsible for matters concerning the relationship between Penton and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to Penton; and determining whether the outside auditors are independent (based in part on the annual letter provided to Penton pursuant to Independence Standards Board Standard No. 1; and

     - third, the Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met five times during 2000.

In monitoring the preparation of Penton's financial statements, the Committee met with both management and Penton's outside auditors to review and discuss results of operations prior to quarterly and year-end announcements and the annual financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees).

With respect to Penton's outside auditors, the Committee, among other things, discussed with PricewaterhouseCoopers LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee has also considered whether the provision of non-audit services to Penton by PricewaterhouseCoopers LLP is compatible with maintaining its independence.

Finally, the Committee reviewed proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of Penton's audited financial statements in Penton's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange commission.

                                          Members of the Audit Review Committee

                                          Edward J. Schwartz, Chairman
                                          Paul W. Brown
                                          Anthony Downs
                                          Don E. Schultz

PROPOSAL TO APPROVE AN AMENDMENT TO THE PENTON MEDIA, INC. 1998 EQUITY AND PERFORMANCE INCENTIVE PLAN.

The Board of Directors recommends that shareholders approve an amendment to the Penton Media, Inc. 1998 Equity and Performance Incentive Plan to increase the number of shares of Penton's common stock reserved for issuance under the plan by 3,000,000 shares to 5,500,000 shares.

The Equity and Performance Incentive Plan permits the granting of stock options and other awards to officers and other key employees of Penton. Stock options may be either incentive stock options ("ISOs") which are intended to qualify under Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options which are not intended to so qualify.

The Equity and Performance Incentive Plan plays an important role in Penton's efforts to attract and retain employees of outstanding ability, and to align the interests of employees with those of Penton's shareholders through increased employee ownership of Penton. The shares of Penton common stock originally reserved for issuance under the plan in 1998 are expected to be fully utilized by early in 2002. In order to continue to provide the appropriate equity incentives to employees in the future, the Board of Directors has approved an increase in the number of reserved shares, subject to shareholder approval.

The purposes of the plan are to provide long-term incentives and rewards to employees of Penton and its affiliates, to assist Penton in attracting and retaining individuals with experience and/or ability on a basis competitive with industry practices and to associate the interest of these individuals with those of Penton's stockholders. As discussed below, the plan is intended to satisfy specific requirements for performance-based compensation under Section 162(m) of the Code. The following is a summary of the principal features of the plan.

PLAN SUMMARY

General. Under the Equity and Performance Incentive Plan, the Compensation Committee is authorized to make awards of options to purchase shares of common stock ("Option Rights"), awards of tandem appreciation rights and/or free-standing appreciation rights ("Appreciation Rights"), awards of restricted shares ("Restricted Shares"), awards of deferred shares ("Deferred Shares"), and awards of performance shares ("Performance Shares") and performance units ("Performance Units"). The terms applicable to awards of the various types, including those terms that may be established by the Compensation Committee when making or administering particular awards, are set forth in detail in the Equity and Performance Incentive Plan.

Shares Available Under the Equity and Performance Incentive Plan. Subject to adjustment as provided in the Equity and Performance Incentive Plan, the number of shares of common stock that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares,
(iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under the Equity and Performance Incentive Plan may not exceed 5,500,000 in the aggregate (subject to adjustment as described below). This maximum number of shares of common stock includes awards previously made under the Equity and Performance and Incentive Plan (see "Plan Benefits Table," below). Such shares of common stock may be shares of original issuance, treasury shares or a combination of both. Upon the payment of any option price by the transfer to Penton of shares of common stock or upon satisfaction of any withholding amount by means of transfer or relinquishment of shares of common stock, only the net number of shares of common stock actually issued or transferred by Penton will be deemed to have been issued or transferred under the Equity and Performance Incentive Plan.

Subject to adjustment as described below, (i) the aggregate number of shares of common stock actually issued or transferred by Penton upon the exercise of ISOs shall not exceed 5,500,000 shares of common stock; (ii) no participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 200,000 shares of common stock during any period of one year; and (iii) the number of shares issued as Restricted Shares shall not in the aggregate exceed 200,000 shares of common stock. No participant may receive an award of Performance Shares or Performance Units having an aggregate maximum value as of the date of grant in excess of $1,000,000.

Eligibility. Officers and other key employees of Penton and its subsidiaries may be selected by the Compensation Committee to receive benefits under the Equity and Performance Incentive Plan. The Compensation Committee may also make awards under the Equity and Performance Incentive Plan to a person who has agreed to commence serving in any such capacity within 90 days of the date of grant.

Option Rights. The Compensation Committee may grant Option Rights, which entitle the optionee to purchase a specified number of shares of common stock at a price not less than 100% of the Market Value per Share (as defined in the Equity and Performance Incentive Plan) on the date of grant for ISOs and not less than the greater of 85% of the Market Value per Share on the date of grant or the par value of a share of common stock for all other Option Rights. The option price is payable in cash, by the transfer to Penton of nonforfeitable unrestricted shares of common stock owned by the optionee having a value at the time of exercise equal to the option price, by any other legal consideration the Compensation Committee may deem appropriate, or by a combination of such payment methods. Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the shares of common stock to which the exercise relates. Any grant may provide for the automatic grant of additional Option Rights to an optionee upon the exercise of Option Rights using shares of common stock as payment.

Option Rights granted under the Equity and Performance Incentive Plan may be Option Rights that are intended to qualify as ISOs, Option Rights that are not intended to so qualify, or combinations thereof. The Compensation Committee may, at or after the date of grant of any Option Rights (other than ISOs), provide for the payment of dividend equivalents to the optionee in cash or additional shares of common stock on a current, deferred, or contingent basis or may provide that such equivalents be credited against the option price. The Compensation Committee may condition the exercise of Option Rights on the achievement of Management Objectives (as described below).

No Option Right may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment with Penton or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change of Control (as defined below) of Penton. Successive grants may be made to the same optionee whether or not Option Rights previously granted remain unexercised.

Appreciation Rights. Appreciation Rights provide participants an alternative means of realizing the benefits of Option Rights. A Tandem Appreciation Right is a right to receive from Penton up to 100% of the spread between the option price and the current value of the shares of common stock underlying the option. The amount is determined by the Compensation Committee and the right is exercisable only when the related Option Right is also exercisable, the spread is positive and the recipient surrenders the related Option Right for cancellation. A Free-Standing Appreciation Right is the right to receive from Penton up to 100% of the spread at the time of exercise. When computing the spread for a Free-Standing Appreciation Right, the base price must be equal to or greater than the market value of the underlying shares of common stock on the date of grant. Successive grants may be made to the same recipient even if that individual already has unexercised Free-Standing Appreciation Rights. No Free-Standing Appreciation Right may be exercised more than ten years from the date of grant.

Any grant of Appreciation Rights may specify any or all of the following: (i) that the amount payable on exercise of an Appreciation Right may be paid by Penton in cash, in shares of common stock or in any combination thereof, and the right to elect among those alternatives may be given to the participant or retained by the Compensation Committee, (ii) a maximum amount payable on exercise, (iii) waiting periods before exercise, (iv) permissible exercise dates or periods, (v) whether the Appreciation Right may be exercised only on or after a Change of Control of Penton, (vi) whether dividend equivalents may be paid in cash or in shares of common stock, and (vii) Management Objectives that must be achieved as a condition to exercise such rights.

Restricted Shares. An award of Restricted Shares involves the immediate transfer by Penton to a participant of ownership of a specific number of shares of common stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend, and other ownership rights in such shares, but the Compensation Committee may require that any dividends be automatically deferred and reinvested in additional Restricted Shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value, as the Compensation Committee may determine. The Compensation Committee may condition the award on the achievement of Management Objectives.

Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Compensation Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve Penton as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Compensation Committee for the period during which the forfeiture provisions are to continue. The Compensation Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of a Change of Control of Penton.

Deferred Shares. An award of Deferred Shares constitutes an agreement by Penton to deliver shares of common stock to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the deferral period as the Compensation Committee may specify. During the deferral period, the participant has no right to transfer any rights under his or her award, has no rights of ownership in the Deferred Shares and no right to vote them, but the Compensation Committee may, at or after the date of grant, authorize the payment of dividend equivalents on such shares on a current, deferred, or contingent basis, either in cash or additional shares of common stock. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by the participant that is less than the market value per share at the date of grant.

Deferred Shares must be subject to a deferral period, as determined by the Compensation Committee at the date of grant, except that the Compensation Committee may provide for the earlier termination of such period in the event of a Change of Control of Penton.

Performance Shares and Performance Units. A Performance Share is the equivalent of one share of common stock and a Performance Unit is the equivalent of $1.00. The number of Performance Shares or Performance Units is specified by the Compensation Committee and may be adjusted to reflect changes in compensation or other factors (unless the adjustment for certain participants would cause an award to lose its Code Section 162(m) exemption).

A recipient must meet one or more Management Objectives within a specified performance period. Such performance period may be subject to earlier termination in the event of a Change of Control of Penton. A minimum level of acceptable achievement may also be established by the Compensation Committee. If by the end of the performance period the participant has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum, he or she will be deemed to have partly earned the Performance Shares and/or Performance Units (the amount earned to be determined in accordance with a formula to be determined by the Compensation Committee).

To the extent earned, the Performance Shares and/or Performance Units will be paid to the participant at the time and in the manner determined by the Compensation Committee in cash, shares of common stock or in any combination thereof (the Compensation Committee may give either the participant or the Compensation Committee the right to choose the form of payment). Dividend equivalents on Performance Shares may be paid in cash or additional shares of common stock on a current, deferred, or contingent basis. The Compensation Committee may specify a maximum amount payable under any grant of Performance Shares or Performance Units.

Management Objectives. The Equity and Performance Incentive Plan requires that the Compensation Committee establish "Management Objectives" for purposes of Performance Shares and Performance Units. When so determined by the Compensation Committee, Option Rights, Appreciation Rights and Restricted Shares may also specify Management Objectives. Management Objectives may be described in terms of either Penton-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or a subsidiary in which the participant is employed. The Management Objectives applicable to any award to a participant who is, or is determined by the Compensation Committee likely to become, a Covered Employee (within the meaning of Section 162(m) of the Code), shall be based on specified levels of or growth in (1) cash flow/net assets ratio, (2) debt/capital ratio, (3) return on total capital, (4) return on equity, (5) earnings per share growth, (6) revenue growth and (7) total return to shareholders. The Management Objectives may be made relative to the performance of other corporations. If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of Penton, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Compensation Committee may, in its discretion, modify such Management Objectives or the minimum acceptable level of achievement, in whole or in part, as the Compensation Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption under
Section 162(m) of the Code. In such case, the Compensation Committee may not make any modification of the Management Objectives or minimum acceptable level of achievement.

Change of Control. "Change of Control" in the Equity and Performance Incentive Plan is defined as any of the following:

      (a) Penton is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation, or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of Penton's directors (the "Directors") immediately prior to such transaction;

      (b) Penton sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of shares of common stock immediately prior to such sale or transfer;

      (c) There is a report filed on Schedule 13D or Schedule TO (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Power (as the term is defined in the Equity and Performance Incentive Plan);

      (d) Penton files a report or proxy statement with the Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a Change of Control of Penton has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

      (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by Penton's stockholders, of each Director first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of any such period.

However, a "Change of Control" will not be deemed to have occurred for purposes of the Equity and Performance Incentive Plan (i) solely because (A) Penton; (B) a Subsidiary; or (C) any Penton-sponsored employee stock ownership plan or other employee benefit plan of Penton either files or becomes obligated to file a report or proxy statement under or in response to
Schedule 13D, Schedule TO, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares, whether in excess of 20% of the Voting Power or otherwise, or because Penton reports that a Change of Control of Penton has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) solely because of a Change of Control of any subsidiary of Penton.

Adjustments. The maximum number of shares that may be issued and delivered under the Equity and Performance Incentive Plan, the number of shares covered by outstanding Option Rights and Appreciation Rights, and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar events. The Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards under the Equity and Performance Incentive Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances to prevent dilution or enlargement of the rights of participants caused by any transaction or event described above and may require the surrender of all awards so replaced.

Administration and Amendments. The Equity and Performance Incentive Plan is administered by a committee of the Board (or subcommittee thereof) consisting of not less than two Directors, initially the Compensation Committee. The members of the Compensation Committee are required to be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code.

The Compensation Committee may, with the concurrence of the affected optionee, cancel any agreement evidencing Option Rights or any other award granted under the Equity and Performance Incentive Plan. In the event of such cancellation, the Compensation Committee may authorize the granting of new Option Rights or other such awards under the Equity and Performance Incentive Plan (which may or may not cover the same number of shares of common stock that had been the subject of the prior award) in such manner, at such option price and subject to such other terms, conditions and discretions as would have been applicable under the Equity and Performance Incentive Plan had the canceled Option Rights or other awards not been granted.

The Compensation Committee's interpretation of the Equity and Performance Incentive Plan and related agreements and documents is final and conclusive. The Equity and Performance Incentive Plan may be amended from time to time by the Compensation Committee. However, any amendment which must be approved by the stockholders of Penton in order to comply with applicable law or the rules of any national securities exchange upon which the shares of common stock are traded or quoted will not be effective unless and until such approval has been obtained in compliance with such applicable law or rules.

The Compensation Committee may require participants, or permit participants to elect, to defer issuance of shares or the settlement of cash awards and may provide for payment of interest or dividend equivalents on the deferred amounts. The Compensation Committee may also condition any award on the surrender or deferral by a participant of his or her right to receive a cash bonus or other compensation.

Termination. No grant under the Equity and Performance Incentive Plan may be made more than 10 years after the date the plan was originally adopted, but all grants made on or before the 10th anniversary of such date will continue in effect after that date, subject the terms of those grants and the Equity and Performance Incentive Plan.

PLAN BENEFITS

Owing to the discretion to be exercised by the Compensation Committee in administering the Equity and Performance Incentive Plan, it is not possible to determine in advance how the several types of awards authorized under the Equity and Performance Incentive Plan will be allocated among eligible participants.

AWARDS HERETOFORE GRANTED UNDER THE PENTON MEDIA, INC. 1998 EQUITY AND PERFORMANCE INCENTIVE PLAN

                            NEW PLAN BENEFITS TABLE

From January 1, 2000 through March 31, 2001, awards under the Penton Media, Inc. 1998 Equity and Performance Incentive Plan had been made as follows:

                                                           STOCK       PERFORMANCE SHARES
                                                          OPTIONS            AWARDED
                                                          GRANTED     ---------------------
                                          GRANT/AWARD     -------                   VALUE
           NAME AND POSITION                 YEAR         NUMBER      NUMBER       ($)(1)
           -----------------              -----------     -------     -------     ---------
Thomas L. Kemp,                              2001          50,000      64,993     1,566,331
Chief Executive Officer                      2000          46,000      61,618     1,413,363

Daniel J. Ramella,                           2001          35,000      22,497       542,178
President/Chief Operating Officer            2000          30,000      30,539       700,488

David B. Nussbaum,                           2001          25,000      22,497       542,178
Exec. Vice President                         2000          20,000      19,359       444,047

James W. Zaremba,                            2001          15,000           0             0
Exec. Vice President                         2000          15,000      12,269       281,420

Joseph G. NeCastro,                          2001          20,000      14,998       361,452
Chief Financial Officer                      2000          15,000      12,269       281,420

William C. Donohue,                          2001           5,000           0             0
Executive Vice President                     2000           5,000           0             0

All Current Named Executive Officers         2001         175,250     124,985     3,012,139
of Penton as a Group                         2000         166,000     151,054     3,558,551

All Other Recipients                         2001         364,250           0             0
                                             2000         352,600      20,000       547,500

---------------

(1) Reflects the value on the date of award.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is intended only as a brief summary of the federal income tax consequences of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units and supplemental cash payments. The summary is not intended to be complete and does not describe state or local tax consequences. The laws governing the tax aspects of awards are highly technical and such laws are subject to change in the future, and any such change could be retroactive and affect the validity of the following discussion.

TAX CONSEQUENCES TO PARTICIPANTS

Non-Qualified Option Rights. The holder of a non-qualified Option Right does not recognize taxable income upon the grant thereof, nor is Penton entitled to a deduction in respect of such grant. Upon the exercise of a non-qualified Option Right as to any shares, the excess of the fair market value of such shares on the date of exercise over their option price (the "spread") constitutes compensation taxable to the optionee as ordinary income.

Upon an optionee's sale of shares acquired pursuant to the exercise of a non-qualified Option Right, the difference between the selling price and the tax basis of the shares (generally the fair market value of such shares on the date of exercise) is a capital gain or loss. Penton is not entitled to a deduction as a result of such a sale.

ISOs. The holder of an ISO does not recognize taxable income upon the grant or exercise thereof. However, the spread at exercise constitutes an item includible in alternative minimum taxable income and may subject the optionee to, or increase the optionee's liability for, alternative minimum tax. Such alternative minimum tax or increase therein may be payable even though the optionee receives no cash upon the exercise of his or her ISO with which to pay such tax or increase.

Upon an optionee's disposition of shares acquired pursuant to the exercise of an ISO, if the shares have been held for at least one year and if at least two years have elapsed since the date of grant (i.e., if the "ISO Holding Period" has expired), the difference between the selling price and the tax basis of such shares (such basis generally being the option price of such shares) is a capital gain or loss to the optionee. Penton is not entitled to a deduction as a result of such a sale.

If option shares are disposed of before the expiration of the ISO Holding Period (a "disqualifying disposition"), then (i) if the selling price exceeds the fair market value of the shares on the date of exercise, the excess of such fair market value over the tax basis of the shares is taxable to the optionee as ordinary income, and the excess of the selling price over such fair market value is taxable to the optionee as a capital gain, (ii) if the selling price exceeds the tax basis of the shares but does not exceed the fair market value of the shares on the date of exercise, the excess of the selling price over the tax basis of the shares is taxable to the optionee as ordinary income, and (iii) if the selling price is less than the tax basis of the shares, the difference is a capital loss to the optionee. If, however, the disposition is a sale to a related party (as defined in Section 267(b) of the Code to include, for example, a member of the optionee's family or a corporation of which the optionee owns a majority of the equity interest) or a gift, then the excess of the fair market value of the shares on the date of exercise over the tax basis of the shares is taxable to the optionee as ordinary income.

Use of Stock To Pay Option Price. The general statements as to tax basis in the previous paragraphs relating to the disposition of stock received on the exercise of Option Rights apply in the event the optionee pays cash for the option shares. If, however, the optionee pays for the option shares in whole or in part by delivering previously-owned common stock ("old" shares), the tax basis for the option shares, and thus the consequences of a disposition, differs.

If an optionee delivers old shares (other than old shares acquired upon the exercise of an ISO which were not held for the ISO Holding Period) in payment of all or part of the exercise price of a non-qualified Option Right, the optionee does not recognize a gain or loss as a result of such delivery. The optionee's tax basis in, and holding period for, the option shares is determined as follows: as to option shares equal in number to the old shares delivered, the basis in and holding period for the old shares carry over on a share-for-share basis; as to each remaining share, its basis is the fair market value on the date of exercise and its holding period begins on that date. Any capital gain or loss on the sale of a particular option share is measured based on the difference between the selling price and the optionee's actual tax basis for such share.

If an optionee delivers old shares (other than old shares acquired upon exercise of an ISO which were not held for the ISO Holding Period) in payment of all or part of the exercise price of an ISO, the optionee does not recognize a gain or loss as a result of such delivery. The optionee's tax basis in and holding period for the option shares is determined as follows: as to option shares equal in number to the old shares delivered, the basis in and the holding period for the old shares carries over on a share-for-share basis; as to each remaining share, its basis equals the exercise price paid in cash (if any). Thus, in the event option shares are acquired solely through the delivery of old shares (i.e., none of the exercise price is paid with cash), the basis of each remaining share is zero. Any capital gain or loss on the sale of a particular option share is measured based on the difference between the selling price and the optionee's actual tax basis for such share. Pursuant to proposed regulations, if an ISO is exercised using old shares, a later disqualifying disposition of the shares received is deemed to have been a disposition of the shares having the lowest tax basis first.

If an optionee pays the exercise price of an Option Right in whole or in part with old shares that were acquired upon the exercise of an ISO and that have not been held for the ISO Holding Period, the optionee generally recognizes ordinary income under the rules applicable to disqualifying dispositions. The optionee's tax basis in the option shares which reflect a carry-over basis from the old shares surrendered is increased by the amount of ordinary income the optionee recognizes.

Appreciation Rights. The holder of an Appreciation Right does not recognize taxable income upon the grant thereof. Upon the exercise of an Appreciation Right, the holder generally recognizes ordinary income equal to the amount of any cash and the fair market value (measured on the date of exercise) of any common stock received.

Upon a holder's sale of any shares received pursuant to the exercise of an Appreciation Right, the difference between the selling price and the tax basis of the shares (generally the fair market value of such shares on the date of exercise) is a capital gain or loss.

Restricted Shares. A participant who is granted Restricted Shares may, if the restrictions constitute a "substantial risk of forfeiture" as defined in Section 83 of the Code, make an election under Section 83(b) of the Code (a "Section 83(b) election") to have the grant taxed as compensation income at the date of grant in an amount equal to the fair market value on the date of grant of the shares subject to such award less any amount paid by the participant for the shares. The restrictions on Restricted Shares will constitute a "substantial risk of forfeiture" if, for example, a sale thereof would subject the participant to suit under Section 16(b) of the Securities Exchange Act. If the participant is not permitted to make, or is permitted to make but does not make, a timely Section 83(b) election, the grant is generally taxed to him or her as compensation income at the date(s) that the restrictions imposed on the shares expire, in an amount on each such date equal to the fair market value on such date of the shares as to which the restrictions expire less any amount paid by the participant for the shares. Unless a participant is permitted to make, and makes, a timely Section 83(b) election, any dividends paid on the shares subject to the award while such shares remain subject to the restrictions are compensation income to the participant.

Upon a participant's sale of shares received pursuant to a grant of Restricted Shares, the difference between the selling price and the tax basis of the shares (generally, if a timely Section 83(b) election is made, the fair market value of the shares on the date of grant or, if a timely Section 83(b) election is not made, the fair market value of the shares on the date(s) on which the restrictions on the shares expire) is a capital gain or loss. A participant's holding period begins on the date of grant if a timely Section 83(b) election is made or on the date(s) on which the restrictions on the shares expire if no timely Section 83(b) election is made.

Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares), and the capital gains/loss holding period for such shares will also commence on such date.

Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted Common Stock received.

Surrender. The amount paid to a participant upon surrender of an award is compensation taxable to the participant as ordinary income. Penton should be entitled to a deduction for the year of payment in an amount equal to such compensation.

Accelerated Benefits. In the event that a participant's benefits with respect to an award pursuant to the Plan are accelerated as the result of a change in the ownership of Penton or a substantial portion of Penton's assets, then pursuant to Sections 280G and 4999 of the Code (which deal with the treatment of "excess parachute payments") Penton may not be entitled to a deduction for some or all of the accelerated benefits (and potentially for certain other amounts payable to the participant) and the participant may be subject, in addition to the federal income taxes otherwise payable with respect to the award, to a 20% excise tax on the non-deductible portion of the accelerated benefits (or amounts).

Withholding. If shares issuable under the Plan are withheld to satisfy withholding or other taxes, the tax consequences are the same as if such shares were issued to the participant and then sold by the participant to Penton for fair market value.

Any shares of previously-owned common stock delivered by a participant in satisfaction of withholding or other taxes should be treated as sold by the participant to Penton on the date of delivery for fair market value. The difference between the fair market value of such shares on the date of delivery and the tax basis of the shares should be a capital gain or loss. Penton is not entitled to a deduction as a result of such a sale. Different tax consequences may result if the shares delivered by the participant were acquired upon the exercise of an ISO and have not been held for the ISO Holding Period.

TAX CONSEQUENCES TO PENTON OR A SUBSIDIARY

To the extent that a participant recognizes ordinary income in the circumstances described above, Penton, or the subsidiary for which the participant performs services, will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. The Plan is designed to permit (but not require) the Compensation Committee to grant awards that will qualify as performance-based compensation that is excluded from the limitation in Section 162(m) of the Code.

VOTE REQUIRED FOR APPROVAL

The amendment to the plan to increase the number of shares reserved must be approved by the holders of at least a majority of the outstanding shares of Penton's common stock present in person or represented by proxy and entitled to vote at the annual meeting provided that the total votes cast on this proposal represent over 50% in interest of all securities entitled to vote on the proposal. In the event shareholder approval is not obtained, Penton will not increase the number of shares of Penton common stock reserved for issuance under the plan, but awards may continue to be made under the terms of the plan as currently in effect.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE EQUITY AND PERFORMANCE INCENTIVE PLAN.

PROPOSAL TO APPROVE AN AMENDMENT TO THE PENTON MEDIA, INC. 1998 DIRECTOR STOCK OPTION PLAN.

The Board of Directors recommends that shareholders approve an amendment to the Penton Media, Inc. 1998 Director Stock Option Plan to increase the number of shares of Penton's common stock reserved for issuance under the plan by 150,000 shares to 250,000 shares.

The Director Stock Option Plan permits the granting of stock options to directors of Penton who at the time of the grant are non-employee directors of Penton. The purpose of the Director Stock Option Plan is to promote the long-term financial interests of Penton by (i) providing an incentive for non-employee directors to maximize the long-term value of common stock and otherwise act in the best interest of Penton's stockholders, (ii) providing non-employee directors with the opportunity to acquire a greater stake in the future of Penton through stock ownership, and (iii) attracting and retaining highly qualified non-employee directors. The Board wishes to continue to promote the long-term financial interests of Penton through the grant of stock options, while providing more flexibility in the types of share awards authorized for grant under the Director Stock Option Plan. The goal of providing more flexible benefits is to allow non-employee directors to receive all or a portion of the cash compensation to which they are otherwise entitled in the form of awards of Restricted Shares or Deferred Shares. In order to achieve these objectives, the Board has amended, subject to stockholder approval, the Director Stock Option Plan.

PLAN SUMMARY.

The Director Stock Option Plan permits the grant of stock options that are non-qualified options for purposes of the Code and authorizes the grant of Restricted Shares and the grant of Deferred Shares.

Administration. The Director Stock Option Plan is administered by the Board. Subject to certain limitations, the Director Stock Option Plan empowers the Board, among other things: to award options to non-employee directors in such forms and amounts as it determines; to award Restricted Shares to non-employee directors in such forms and amounts as it determines; to award Deferred Shares to non-employee directors in such forms and amounts as it determines; to interpret the Director Stock Option Plan; to adopt, amend and rescind guidelines, rules and regulations relating to the Director Stock Option Plan; and to make all determinations deemed necessary or advisable for the Director Stock Option Plan's administration.

Shares Subject to the Director Stock Option Plan; Adjustment. The maximum number of shares of common stock which may be issued pursuant to the Director Stock Option Plan is 250,000 shares. This maximum number of shares of common stock includes awards previously made under the Director Stock Option Plan (See "New Plan Benefits Table," below). If options, Restricted Shares or Deferred Shares are canceled, terminated or forfeited in any manner without the issuance of shares, such shares are again available under the Director Stock Option Plan. Shares issued pursuant to the Director Stock Option Plan may be authorized and unissued shares, treasury shares or a combination thereof. The maximum number of shares subject to the Director Stock Option Plan, and the shares and option prices under outstanding options, are subject to adjustment to prevent dilution or enlargement of option rights.

Required Option Provisions. The option price may not be less than 100% of the fair market value of the shares of common stock on the date of grant or less than the par value of such shares of common stock. The term of an option cannot exceed ten years from the date of grant. Although options generally may be exercised at such time or times as the Board determines at or subsequent to grant, options may only be exercised during "window periods" following the dates of release for publication of Penton's quarterly or annual summary statements of sales and earnings and generally may not be exercised during the six months subsequent to grant. In the event a non-employee director ceases to be a member of the Board for any reason, each option previously granted to such non-employee director will cease to be exercisable on the fifth anniversary of the date of termination or, if earlier, on its scheduled date of expiration. The option price may be paid, to the extent permitted by the Board, in cash using shares of common stock previously owned by the optionee valued at its market price on the date of exercise. The Board may permit the participant to elect to pay the option price by authorizing a third party to sell the shares acquired upon exercise (or a sufficient portion thereof) and remit to Penton sale proceeds sufficient to pay the option price and any withholding or other tax resulting from exercise. Options will not be transferable except by will or the laws of descent and distribution, and during a participant's lifetime will be exercisable only by the participant or his or her legal representative. For purposes of the Director Stock Option Plan, the market value of the shares of common stock on any date will be its closing price on that date (or, if that date is not a trading date for such stock, on the next preceding trading date for such stock) on the NYSE Composite Transactions list, as subsequently reported in The Wall Street Journal.

Restricted Shares. An award of Restricted Shares involves the immediate transfer by Penton to a non-employee director of ownership of a specific number of shares of common stock in consideration of the performance of services. The non-employee director is entitled immediately to voting, dividend, and other ownership rights in such shares, but the Board may require that any dividends be automatically deferred and reinvested in additional Restricted Shares. The transfer may be made without additional consideration or in consideration of a payment by the non-employee director that is less than current market value, as the Board may determine.

Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve Penton as a non-employee director during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Board for the period during which the forfeiture provisions are to continue.

Deferred Shares. An award of Deferred Shares constitutes an agreement by Penton to deliver shares of common stock to the non-employee director in the future in consideration of the past or future performance of services, but subject to the fulfillment of such conditions during the deferral period as the Board may specify. During the deferral period, the non-employee director has no right to transfer any rights under his or her award, has no rights of ownership in the Deferred Shares and no right to vote them, but the Board may, at or after the date of grant, authorize the payment of dividend equivalents on such shares on a current, deferred, or contingent basis, either in cash or additional shares of common stock. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by the participant that is less than the market value per share at the date of grant. Deferred Shares must be subject to a deferral period, as determined by the Board at the date of grant.

Withholding. The Board has the power to withhold, or require a non-employee director to remit to Penton, an amount sufficient to cover any withholding and other taxes due with respect to the non-employee director's exercise of an option. If so permitted by the Board, a non-employee director may elect to satisfy such taxes by having shares issuable under the Director Stock Option Plan withheld or by delivering other shares to Penton.

Termination and Amendment. The Board may terminate the Director Stock Option Plan at any time, and may from time to time amend the Director Stock Option Plan and any option, Restricted Share or Deferred Share outstanding thereunder, provided that no such action shall adversely affect any outstanding option, Restricted Share or Deferred Share without the consent of the participant who holds it. No such amendment to the Director Stock Option Plan may be made without stockholder approval to the extent such approval is required by law, regulation or the rules of any exchange upon which the shares of Common Stock are listed.

PLAN BENEFITS

Owing to the discretion to be exercised by the Board in administering the Director Stock Option Plan, it is not possible to determine in advance how the types of awards authorized under the Director Stock Option Plan will be allocated among eligible participants.

AWARDS HERETOFORE GRANTED UNDER THE PENTON MEDIA, INC. 1998 DIRECTOR STOCK OPTION PLAN

                            NEW PLAN BENEFITS TABLE

From January 1, 2000 through March 31, 2001, awards under the Penton Media, Inc. 1998 Director Stock Option Plan had been made as follows:

                                                                            STOCK OPTIONS GRANTED
                                                                            ---------------------
                 NAME AND POSITION                    GRANT/AWARD YEAR             NUMBER
                 -----------------                    ----------------             ------
Non-Employee Directors As A Group(1)                        2000                   30,000

---------------

(1) The Non-Employee Director Group consists of 9 non-employee directors. The table above reflects the award on February 1, 2000, of an option to purchase 2,000 shares of common stock to each of 7 non-employee directors, which will vest at the rate of 33 1/3% per year and an award on May 5, 2000, of an option to purchase 8,000 shares of common stock to each of 2 other non-employee directors, which will vest at the rate of 33 1/3% per year.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is intended only as a brief summary of the federal income tax consequences of stock options, Restricted Shares and Deferred Shares. The summary is not intended to be complete and does not describe state or local tax consequences. The laws governing the tax aspects of awards are highly technical and such laws are subject to change in the future, and any such change could be retroactive and affect the validity of the following discussion.

TAX CONSEQUENCES TO PARTICIPANTS

Options. The holder of a non-qualified option does not recognize taxable income upon the grant thereof, nor is Penton entitled to a deduction in respect of such grant. Upon the exercise of a non-qualified option as to any shares, the spread constitutes compensation taxable to the optionee as ordinary income.

Upon an optionee's sale of shares acquired pursuant to the exercise of a non-qualified option, the difference between the selling price and the tax basis of the shares (generally the fair market value of such shares on the date of exercise) is a capital gain or loss. Penton is not entitled to a deduction as a result of such a sale.

Restricted Shares. A non-employee director who is granted Restricted Shares may, if the restrictions on it constitute a "substantial risk of forfeiture" as defined in Section 83 of the Code, make an election under Section 83(b) of the Code (a "Section 83(b) election") to have the grant taxed as compensation income at the date of grant in an amount equal to the fair market value on the date of grant of the shares subject to such award less any amount paid by the participant for the shares. The restrictions on Restricted Shares will constitute a "substantial risk of forfeiture" if, for example, a sale thereof would subject the participant to suit under Section 16(b) of the Securities Exchange Act. If the non-employee director is not permitted to make, or is permitted to make but does not make, a timely Section 83(b) election, the grant is generally taxed to him or her as compensation income at the date(s) that the restrictions imposed on the shares expire, in an amount on each such date equal to the fair market value on such date of the shares as to which the restrictions expire less any amount paid by the non-employee director for the shares. Unless a non-employee director is permitted to make, and makes, a timely Section 83(b) election, any dividends paid on the shares subject to the award while such shares remain subject to the restrictions are compensation income to the non-employee director.

Upon a non-employee director's sale of shares received pursuant to a grant of Restricted Shares, the difference between the selling price and the tax basis of the shares (generally, if a timely Section 83(b) election is made, the fair market value of the shares on the date of grant or, if a timely Section 83(b) election is not made, the fair market value of the shares on the date(s) on which the restrictions on the shares expire) is a capital gain or loss. A non-employee director's holding period begins on the date of grant if a timely
Section 83(b) election is made or on the date(s) on which the restrictions on the shares expire if no timely Section 83(b) election is made.

Deferred Shares. Generally, no income will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares), and the capital gains/loss holding period for such shares will also commence on such date.

TAX CONSEQUENCES TO PENTON OR A SUBSIDIARY

To the extent that a non-employee director recognizes ordinary income in the circumstances described above, Penton will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

VOTE REQUIRED FOR APPROVAL

The amendment to the plan to increase the number of shares reserved must be approved by the holders of at least a majority of the outstanding shares of Penton's common stock present in person or represented by proxy and entitled to vote at the annual meeting provided that the total votes cast on this proposal represent over 50% in interest of all securities entitled to vote on the proposal. In the event shareholder approval is not obtained, Penton will not increase the number of shares of Penton common stock reserved for issuance under the plan, but awards may continue to be made under the terms of the plan as currently in effect.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE DIRECTOR STOCK OPTION PLAN.

PROPOSAL TO RATIFY THE APPOINTMENT OF THE INDEPENDENT CERTIFIED ACCOUNTANTS OF PENTON FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

PricewaterhouseCoopers LLP, who served as auditors for the year ended December 31, 2000, have been selected by the Board, upon recommendation of the Audit Review Committee, to audit the consolidated financial statements of Penton for the year ending December 31, 2001. It is expected that one or more representatives of PricewaterhouseCoopers LLP will attend the annual meeting, with the opportunity to make a statement if they should so desire and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT CERTIFIED ACCOUNTANTS.

FEES PAID TO ACCOUNTANTS

AUDIT FEES

PricewaterhouseCoopers LLP has billed Penton $297,000, in the aggregate, for professional services rendered by PricewaterhouseCoopers LLP for the audit of Penton's annual financial statements for the fiscal year ended December 31, 2000, and the reviews of the interim financial statements included in Penton's Forms 10-Q filed during the fiscal year ended December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

PricewaterhouseCoopers LLP did not render any services to Penton during the fiscal year ended December 31, 2000, related to financial information systems design and implementation.

ALL OTHER FEES

PricewaterhouseCoopers LLP has billed Penton $476,000, in the aggregate, for services rendered by PricewaterhouseCoopers LLP for all services (other than those covered above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees") during the fiscal year ended December 31, 2000. These services principally consisted of audits of employee benefits plans, regulatory filings, tax consulting and business acquisition diligence.

CERTAIN TRANSACTIONS

On August 7, 1998, Pittway Corporation, the then sole stockholder of Penton, distributed 100% of the outstanding common stock of Penton on the basis of one share of common stock for each share of Pittway common stock outstanding and one share of common stock for each share of Pittway class A stock outstanding (the "Stock Distribution").

In connection with the Stock Distribution and the acquisition by Penton of Donohue Meehan Publishing Company (the "Spinoff Transactions"), each of Penton, Pittway Corporation and Messrs. Donohue and Meehan has agreed to indemnify the others (except that Pittway has no indemnity obligation to Messrs. Donohue and Meehan) with respect to various matters related to the Spinoff Transactions. With respect to the indemnities between Penton and Messrs. Donohue and Meehan, no obligation will arise until the aggregate liability exceeds $500,000, and then only to the extent such liability exceeds $500,000.

In connection with the acquisition by Penton of Donohue Meehan Publishing Company, each of Messrs. Donohue and Meehan has certain contingent rights to additional cash (and/or, under certain circumstances, additional shares of common stock) and to have such shares of common stock registered for sale under the federal securities laws. In 1998, Messrs. Donohue and Meehan earned $2,044,814 in the aggregate in contingent payments, all of which were paid in cash. In 1999, Messrs. Donohue and Meehan earned $980,315 in the aggregate in contingent payments, all of which were paid in cash.

In connection with the acquisition by Penton of the assets of New Hope Communications, Inc., Mr. Greene has certain contingent rights to additional cash and shares of common stock. In 1999, Mr. Greene earned $2,857,720 in contingent payments, half of which was paid in cash and the other half of which was paid in shares of common stock. In 2000, Mr. Greene earned $10,208,660 in contingent payments, all of which was paid in cash. In addition, in connection with the New Hope transaction, Mr. Greene received a consulting agreement that pays $25,000 per year for three years.

Donohue Meehan Publishing Company leases equipment from Donohue Meehan Equipment Leasing, an Illinois partnership, which is owned by Messrs. Donohue and Meehan. The total balances on these leases as of December 31, 2000, was approximately $67,601. Penton believes that the lease terms are no less favorable to Donohue Meehan Publishing Company than those obtainable in an arm's-length transaction with an independent third party.

Key Corp provides cash management and merchant banking services to Penton, for which it received fees totaling $67,354 in 2000. In 2000, McDonald Investments, Inc., a subsidiary of Key Corp, provided investment banking and financial advisory services to Penton in connection with Penton's adoption of its stockholder rights plan. McDonald Investments received a fee of $56,252 for those services. William B. Summers, a director of Penton, is Non-Executive Chairman of McDonald Investments, Inc.

Penton adopted the Senior Executive Loan Program pursuant to which certain executives received loans from Penton to purchase common stock." The maximum amount of indebtedness that was outstanding under this loan program since January 1, 2000, for each of Messrs. Kemp, Ramella, Nussbaum, Zaremba, NeCastro, Denny and Vice was $3,757,665, $2,451,239, $1,002,015, $842,113, $1,056,704,
$251,031, and $846,228, respectively. These amounts also represent the outstanding balances as of March 23, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of reports of ownership, reports of changes of ownership and written representations under Section 16(a) of the Securities Exchange Act of 1934 which were furnished to Penton during or with respect to 2000 by persons who were, at any time during 2000, directors or officers of Penton or beneficial owners of more than 10% of the outstanding shares of common stock, no such person failed to file on a timely basis any report required by such section during 2000, other than William B. Summers, who did not timely report his purchase of 3,900 shares of common stock in

November 2000, and Thomas L. Kemp, who did not timely report gifts of 2,538 shares of common stock in December 2000. A Form 5 was filed in February 2001 to reflect Mr. Summer's purchase and a Form 5 was filed in March 2001 to reflect Mr. Kemp's gifts.

ANNUAL REPORT

Penton's annual report for the year ended December 31, 2000, is enclosed with this proxy statement. Stockholders are referred to the report for financial and other information about Penton, but such report is not incorporated in this proxy statement and is not to be deemed a part of the proxy soliciting material.

STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in Penton's proxy materials for presentation at the 2002 annual stockholders meeting must submit the proposal to Penton no later than November 30, 2001. Stockholders who intend to present a proposal at the 2002 annual meeting without inclusion of such proposal in Penton's proxy materials are required to provide notice of such proposal to Penton in accordance with the advance notice procedures for stockholder proposals set forth in Penton's Bylaws and summarized below. Penton reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual or special meeting of stockholders of Penton, including proposed nominations of persons for election to the Board of Directors. Stockholders at an annual or special meeting may only consider proposals or nominations brought before the meeting by Penton, by or at the direction of the Board of Directors or by a stockholder who was a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has given to Penton's Secretary timely written notice, in proper form, of the stockholder's intention to bring that business before the meeting.

To be timely, notice by stockholders of nominations or proposals to be brought before any special meeting of stockholders must be delivered to the Secretary of Penton not earlier than the 90th day prior to such meeting and not later than the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Notice by stockholders of nominations or proposals to be brought before any annual meeting must be received by the Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting of stockholders or, if the date of the annual meeting is more than 30 days prior to or more than 60 days after the preceding anniversary date, notice by the stockholder will be timely if received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following public announcement of such meeting.

Each notice by stockholders must set forth (i) the name and address of the stockholder who intends to make the nomination or proposal and of any beneficial owner on whose behalf the nomination or proposal is made and (ii) the class and number of shares of common stock that are owned beneficially and of record by such stockholder and beneficial owner, if any. In the case of a stockholder proposal, the notice must also set forth a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder or beneficial owner, if any, in that proposed business. In the case of nomination of any person for election as a director, the notice must also set forth any information regarding the nominee proposed by the stockholder that would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission and the consent, if so required, of the nominee to be named in a proxy statement as a candidate for election and to serve as a director of Penton if elected.

PROXY SOLICITATION

Proxies will be solicited by mail. Proxies may also be solicited by directors, officers and a small number of regular employees of Penton personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons, and Penton will reimburse them for their expenses in doing so.

The entire cost of solicitation will be borne by Penton.

OTHER MATTERS

The management of Penton does not intend to present, and does not have any reason to believe that others will present, any item of business at the annual meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly presented for a vote, the proxies will be voted for such matters in accordance with the judgment of the persons acting under the proxies.

                                          By Order of the Board of Directors

                                          /s/ Preston L. Vice
                                          PRESTON L. VICE
                                          Secretary

Cleveland, Ohio
April 6, 2001

                                                                      APPENDIX A

                               PENTON MEDIA, INC.

                             AUDIT REVIEW COMMITTEE
              CHARTER, COMPOSITION AND DUTIES AND RESPONSIBILITIES
                            ------------------------

CHARTER

     The charter of the Audit Review Committee shall be:

        - Overseeing that management has maintained the reliability and integrity of the accounting policies and the financial reporting and disclosure practices of the Company;

        - Overseeing that management has established and maintained adequate and effective systems of internal controls within the Company;

        - Overseeing that management has established and maintained processes to assure compliance with a Code of Conduct;

        - Providing an open avenue of communication with the external auditor, who has direct responsibility to the Audit Review Committee and Board of Directors, and financial management of the Company.

COMPOSITION

     The Audit Review Committee shall be composed of not less than three members of the Board of Directors appointed annually by the Board, which shall also designate one of the members as the Chair of the Committee. The Board shall determine the qualifications of the members to discharge their duties and responsibilities.

     Members of the Committee shall not have any relationship with the Company that may interfere with the exercise of their independence from management and the Company. In addition, members shall meet the New York Stock Exchange's standards for independence with respect to directors of listed companies serving on such companies' audit committees.

DUTIES AND RESPONSIBILITIES

Document Reviews

     1. Review the Company's annual report on Form 10-K, including the financial statements and the external auditor's opinion rendered with respect thereto.

     2. Review the Company's quarterly earnings announcements prior to public release, including a discussion with management and the external auditor. The Chair of the Committee may represent the full Committee for purposes of this review.

     3. Review the external auditor's annual audit plan early in the audit year.

     4. Annually review the Charter, Composition and Duties and Responsibilities and, if appropriate, cause its revision.

External Auditor

     1. Annually review the external auditor's performance.

     2. Annually review the range and cost of audit and non-audit services performed by the external auditor.

     3. Obtain annually a formal written statement from the external auditor setting forth all relationships between the external auditor and the Company, consistent with Independence Standards Board Stan-dard 98-1, engage in a dialogue with the external auditor regarding any disclosed relationship that may impact the external auditor's objectivity and independence and take appropriate action to ensure the external auditor's independence.

     4. Taking into account the performance, effectiveness and independence of the incumbent external auditor, annually select and recommend to the Board the appointment of an external auditor, subject to ratification by the stockholders.

     5. Routinely consult with the external auditor, without the presence of management, regarding the quality and accuracy of the Company's financial statements, the adequacy of the Company's internal controls and the relationships between the external auditor and the Company.

     6. Review any significant disagreement among management and the external auditor in connection with the preparation of the financial statements.

Financial Reporting Process

     1. In consultation with the external auditor, review the integrity of the Company's reporting processes, both external and internal.

     2. Review with management and the external auditor the significant risks or exposures faced by the Company and steps taken by management to minimize such risks and exposures to the Company.

     3. Consider, in consultation with management, the audit scope and plan of the external auditor.

     4. Consider and approve, if appropriate, major changes in the Company's auditing and accounting principles and practices.

     5. Review with management and the external auditor the effect of new or proposed auditing, accounting and reporting standards and requirements and management's plan to implement any new standards or requirements.

Internal Controls

     1. Review with management and the external auditor their opinions as to the effectiveness of, and compliance with the Company's system of internal accounting controls and review significant recommendations for changes or improvements made by the external auditor and management's plan to implement such recommendations.

     2. Review the adequacy of the Company's information technology systems including security.

     3. Consider establishing an internal audit function to enhance internal controls, taking into consideration the Company's growth and complexity.

Corporate Compliance Programs

     1. Review and approve a Company Code of Conduct and any subsequent revisions.

     2. Review programs and procedures established by the Company that monitor compliance with the Company's Code of Conduct.

     3. Review significant breaches of the Company's compliance programs.

     4. Periodically review with the Company's general counsel legal and regulatory matters that may have a material impact on the Company's financial statements or compliance programs and material pending claims and litigation involving the Company as a defendant.

General

     1. Consider such other matters in relation to the financial affairs of the Company and its accounts as the Committee in its discretion determines to be advisable.

     2. Investigate matters within the scope of the Committee's charter and duties and responsibilities. In this connection the Committee is empowered to retain independent counsel and other professionals to assist it.

     3. Routinely meet in executive session to review such matters as the Committee in its discretion determines to be appropriate.

     4. Report periodically to the Board of Directors on the matters considered by the Committee.

     Perform such other duties and responsibilities as may be required by law or regulation or delegated by the Board of Directors.

                                                                      APPENDIX B

                               PENTON MEDIA, INC.
                   1998 EQUITY AND PERFORMANCE INCENTIVE PLAN

            (AS AMENDED AND RESTATED EFFECTIVE AS OF MARCH 15, 2001)
                            ------------------------

     1. PURPOSE. The purpose of the Penton Media, Inc. 1998 Equity and Performance Incentive Plan (As Amended and Restated Effective as of March 15,
2001) is to attract and retain officers and other employees for Penton Media, Inc., a Delaware corporation, and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

     2. DEFINITIONS. As used in this Plan,

     "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

     "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

     "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to
Section 15 of this Plan, such committee (or subcommittee).

     "Change of Control" shall have the meaning provided in Section 11 of this Plan.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Common Stock" means the Common Stock, par value $.01 per share, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type referred to in Section 10 of this Plan.

     "Company" means Penton Media, Inc., a Delaware corporation.

     "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

     "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

     "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

     "Deferred Shares" means an award made pursuant to Section 7 of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

     "Director" means a member of the Board of Directors of the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

     "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

     "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

     "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance

Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

        1. cash flow/net assets ratio;
        2. debt/capital ratio;
        3. return on total capital;
        4. return on equity;
        5. earnings per share growth;
        6. revenue growth; and
        7. total return to shareholders.

     If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

     "Market Value per Share" means, as of any particular date, the fair market value of the shares of Common Stock as determined by the Board.

     "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

     "Option Price" means the purchase price payable on exercise of an Option Right.

     "Option Right" means the right to purchase shares of Common Stock upon exercise of an option granted pursuant to Section 4 of this Plan.

     "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer, or other employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant.

     "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

     "Performance Share" means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

     "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

     "Plan" means this Penton Media, Inc. 1998 Equity and Performance Incentive Plan (As Amended and Restated Effective as of March 15, 2001).

     "Reload Option Rights" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to Section 4(g) of this Plan.

     "Restricted Shares" means shares of Common Stock granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

     "Rule 16b-3" means Rule 16b-3 under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

     "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

     "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

     "Tandem Appreciation Right" means an Appreciation Right granted pursuant to
Section 5 of this Plan that is granted in tandem with an Option Right.

     "Voting Power" means at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

     3. SHARES AVAILABLE UNDER THIS PLAN.

     (a) Subject to adjustment as provided in Section 3(b) and Section 10 of this Plan, the number of shares of Common Stock that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof,
(iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned or (v) in payment of dividend equivalents paid with respect to awards made under this Plan shall not exceed in the aggregate 5,500,000 shares of Common Stock (2,500,000 of which were approved in 1999 and 3,000,000 of which are being added as of this Amendment and Restatement), plus any shares described in Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

     (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of shares of Common Stock or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

     (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 10 of this Plan, (i) the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 2,500,000 shares of Common Stock; (ii) no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 200,000 shares of Common Stock during any period of 1 year; and (iii) the number of shares issued as Restricted Shares shall not in the aggregate exceed 200,000 shares of Common Stock.

     (d) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $1,000,000.

     4. OPTION RIGHTS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase shares of Common Stock.

Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

         (a) Each grant shall specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this plan.

         (b) Each grant shall specify an Option Price per share. The Option Price of an Incentive Stock Option may not be less than 100% of the Market Value per Share on the Date of Grant as set by the Board on such date. The Option Price of all other Option Rights may not be less than 85% of the Market Value per Share on the Date of Grant as set by the Board on such date and may not be less than the par value of a share of Common Stock.

         (c) Each grant shall specify whether the Option Price shall be payable
     (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of shares of Common Stock owned by the Optionee for at least 6 months (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

         (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other shares of Common Stock that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this
     Section 4(d), the shares of Common Stock received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent, determined with respect to the consideration surrendered, of (i) the number of shares or Performance Shares, (ii) the Spread of any unexercisable portion of Option Rights, or
     (iii) the stated value of Performance Units.

         (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

         (f) Any grant may provide for payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Board.

         (g) Any grant may, at or after the Date of Grant, provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using shares of Common Stock or other consideration specified in Section 4(d). Reload Option Rights shall cover up to the number of shares of Common Stock, Deferred Shares, Option Rights or Performance Shares (or the number of shares of Common Stock having a value equal to the value of any Performance Units) surrendered to the Company upon any such exercise in payment of the Option Price or to meet any withholding obligations. Reload Options may have an Option Price that is no less than that which represents the same percentage of the Market Value per Share at the time of exercise of the Option Rights that the share Option Price represented of the Market Value per Share at the time the Option Rights being exercised were granted and shall be on such other terms as may be specified by the Directors, which may be the same as or different from those of the original Option Rights.

         (h) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

         (i) Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change of Control.

         (j) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

         (k) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

         (l) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

        (m) The exercise of an Option Right shall result in the cancellation on a share- for-share basis of any Tandem Appreciation Right authorized under
     Section 5 of this Plan.

         (n) No Option Right shall be exercisable more than 10 years from the Date of Grant.

         (o) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with this Plan, as the Board may approve.

     5. APPRECIATION RIGHTS.

     (a) The Board may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

     (b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

         (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

         (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

         (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

         (iv) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, a Change of Control.

         (v) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or shares of Common Stock on a current, deferred or contingent basis.

         (vi) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Rights.

        (vii) Each grant of Appreciation Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to and accepted by the Participant, which agreement shall describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     (c) Any grant of Tandem Appreciation Rights shall provide that such Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

     (d) Regarding Free-standing Appreciation Rights only:

         (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price, which shall be equal to or greater or less than the Market Value per Share on the Date of Grant;

         (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercised; and

        (iii) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

     6. RESTRICTED SHARES. The Board may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

        (a) Each such grant or sale shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

        (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

        (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board at the Date of Grant and may provide for the lapse of such substantial risk of forfeiture in the event of a Change in Control.

        (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

        (e) Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

        (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

        (g) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

     7. DEFERRED SHARES. The Board may also authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

        (a) Each such grant or sale shall constitute the agreement by the Company to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

        (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

         (c) Each such grant or sale shall be subject to a Deferral Period, as determined by the Board at the Date of Grant, and may provide for the lapse or other modification of such Deferral Period in the event of a Change in Control.

        (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock.

        (e) Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

     8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

        (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

        (b) The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time (not less than 3 years, except in the event of a Change of Control, if the Board shall so determine; provided, however, that no such acceleration determination shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code) commencing with the Date of Grant (as shall be determined by the Board at the time of grant).

         (c) Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance

     Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

        (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

        (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of shares of Common Stock issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

         (f) The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock.

        (g) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant, which agreement shall state that such Performance Shares or Performance Units are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     9. TRANSFERABILITY.

     (a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

     (b) The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of this Plan, shall be subject to further restrictions on transfer.

     10. ADJUSTMENTS. The Board may make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, and Performance Shares granted hereunder, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 10; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

     11. CHANGE OF CONTROL. For purposes of this Plan, a "Change of Control" shall mean if at any time any of the following events shall have occurred:

        (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of Directors immediately prior to such transaction;

        (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of shares of Common Stock immediately prior to such sale or transfer;

         (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
     Act) of securities representing 20% or more of the Voting Power;

        (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change of control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

        (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each Director first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of any such period.

     Notwithstanding the foregoing provisions of Section 11(c) and (d) above, unless otherwise determined in a specific case by majority vote of the Board, a "Change of Control" shall not be deemed to have occurred for purposes of this Plan (i) solely because (A) the Company; (B) a Subsidiary; or (C) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares, whether in excess of 20% of the Voting Power or otherwise, or because the Company reports that a change of control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) solely because of a change of control of any Subsidiary.

     12. FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

     13. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. The Company and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     14. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

     15. ADMINISTRATION OF THIS PLAN.

     (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two Directors appointed by the Board. The members of the committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

     (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

     16. AMENDMENTS, ETC.

     (a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the shares of Common Stock are not traded on the New York Stock Exchange, the principal national securities exchange upon which the shares of Common Stock are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

     (b) The Board may, with the concurrence of the affected Participant, cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of such cancellation, the Board may authorize the granting of new Option Rights or other such awards under this Plan (which may or may not cover the same number of shares of Common Stock that had been the subject of the prior award) in such manner, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under this Plan had the canceled Option Rights or other awards not been granted.

      (c) The Board also may permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

     (d) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

     (e) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or who holds shares of Common Stock subject to any transfer restriction imposed pursuant to Section 9(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

      (f) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

     (g) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

     17. TERMINATION. No grant shall be made under this Plan more than 10 years after the date on which this Plan is first approved by the shareholders of the Company, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

                                                                      APPENDIX C

                               PENTON MEDIA, INC.
                        1998 DIRECTOR STOCK OPTION PLAN

            (AS AMENDED AND RESTATED EFFECTIVE AS OF MARCH 15, 2001)
                            ------------------------

     1. Purpose. The purpose of the Penton Media, Inc. 1998 Director Stock Option Plan (As Amended and Restated Effective as of March 15, 2001) (the "Plan") is to promote the long- term financial interests of Penton Media, Inc., a Delaware corporation (the "Company"), and its subsidiaries by:

        (a) providing an incentive for all non-employee members of the Board of Directors (the "Non-Employee Directors") to maximize the long-term value of the Company's Common Stock and otherwise act in the best interest of the Company's stockholders;

        (b) providing Non-Employee Directors with the opportunity to acquire a greater stake in the future of the Company and its subsidiaries through stock ownership; and

         (c) attracting and retaining highly qualified Non-Employee Directors.

     2. Definitions. The following words and phrases have the respective meanings indicated below unless a different meaning is plainly implied by the context.

        (a) "Board of Directors" means the Board of Directors of the Company.

        (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Common Stock" means Common Stock, par value $.01 per share, of the Company.

        (d) "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 5 of this Plan.

        (e) "Deferred Shares" means an award made pursuant to Section 5 of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

         (f) "Eligible Director" means any present or future member of the Board of Directors who, on the date of an award pursuant to the Plan, (1) is a member of the Board of Directors, and (2) is not an employee of the Company or any of its subsidiaries.

        (g) "Market Value" of Common Stock on any date means, for Options granted during the first twenty days on which the Common Stock is traded on the New York Stock Exchange, the fair market value of the shares of Common Stock as determined by the Board of Directors, and, for any subsequent grant of Options, on any date, means the most recently reported closing price of such Common Stock on that date on the New York Stock Exchange Composite Transactions list, as subsequently reported in THE WALL STREET JOURNAL.

        (h) "Option" means a right awarded to a Participant pursuant to the Plan to purchase a designated number of shares of Common Stock at a stated price for a stated period of time.

         (i) "Participant" means an Eligible Director who has been awarded an Option, Restricted Shares or Deferred Shares.

         (j) "Restricted Shares" means shares of Common Stock granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

     3. Limitation of Aggregate Shares. Subject to adjustment as provided in paragraph 6(c), the number of shares of Common Stock which may be issued (a) upon the exercise of Options, (b) as Restricted Shares and released from substantial risks of forfeiture thereof, or (c) pursuant to Deferred Share awards shall not exceed, in the aggregate, 250,000 shares of Common Stock (100,000 of which were approved in 1999 and 150,000 of which are being added as of this Amendment and Restate-

ment); it being understood that to the extent any Options expire unexercised or any Options, Restricted Shares or Deferred Shares are cancelled, terminated or forfeited in any manner without the issuance of shares of Common Stock thereunder, such shares shall again be available under the Plan. Such 250,000 shares of Common Stock may be authorized and unissued shares, treasury shares, or a combination thereof, as the Board of Directors shall determine.

     4. Options. The Board of Directors may grant Options to Eligible Directors in accordance with this paragraph 4 and the other provisions of the Plan.

     (a) Provisions.

         (i) Options shall not qualify as incentive stock options within the meaning of Section 422 of the Code or any successor provision.

         (ii) Options shall have such terms, not to exceed ten years from the date of grant, as the Board of Directors shall determine at grant.

        (iii) The Option price per share of Common Stock shall be 100% of the Market Value on the date of grant and not less than the par value of a share of Common Stock.

        (iv) Options shall be exercisable at such time or times as the Board of Directors shall determine at or subsequent to grant; provided that, except in the event of death or disability of the Participant, no Option may be exercised until the Eligible Director has served on the Board of Directors for at least six months after it is awarded; further provided that an Option may be exercised only during a period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the fifteenth business day following such date; and further provided that in the event of termination of service of a Participant as a member of the Board of Directors for any reason (including without limitation expiration of term without re-election, resignation, retirement, disability or death), each Option granted to the Participant shall cease to be exercisable not later than the fifth anniversary of the date of termination or, if earlier, on the scheduled date of expiration of such Option.

     (b) Exercise. Shares shall be issued to a Participant pursuant to the exercise of an Option only upon receipt by the Company from the Participant of written notice of exercise, specifying the number of shares with respect to which the Option is being exercised, accompanied by payment in full in cash (including check, bank draft or money order) or, to the extent permitted by the Board of Directors, by a single exchange of shares of Common Stock already owned by the Participant for at least six months in an amount equal to the aggregate Option price for the shares of Common Stock subject to the Option or portion thereof being exercised or by a combination of such methods; provided that the Board of Directors may permit the Participant to elect to pay such aggregate Option price by authorizing a third party to sell the shares of Common Stock acquired upon exercise (or a sufficient portion thereof) and thereafter remit to the Company sale proceeds sufficient to pay such aggregate Option price and any withholding or other tax resulting from exercise. The value of already owned shares of Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate Market Value of such already owned shares on the date of the exercise of such Option.

     (c) Surrender. If so provided by the Board of Directors at or subsequent to the time of grant, an Option may be surrendered to the Company on such terms and conditions, and for such consideration, as the Board of Directors shall determine.

     (d) Form. The form of each Option (and of the documentation evidencing each Option) shall be determined by the Board of Directors.

     5. Restricted Shares. The Board of Directors may also authorize the grant or sale of Restricted Shares to Eligible Directors. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

        (a) Each such grant or sale shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

        (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value at the date of grant.

         (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board of Directors at the date of grant.

        (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board of Directors at the date of grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

        (e) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

         (f) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board of Directors may approve. Unless otherwise directed by the Board of Directors, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

     6. Deferred Shares. The Board of Directors may also authorize the granting or sale of Deferred Shares to Eligible Directors. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

        (a) Each such grant or sale shall constitute the agreement by the Company to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board of Directors may specify.

        (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the date of grant.

         (c) Each such grant or sale shall be subject to a Deferral Period, as determined by the Board of Directors at the date of grant.

        (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board of Directors may, at or after the date of grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock.

        (e) Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board of Directors may approve.

     7. Other Awards. The Board of Directors may permit Eligible Directors to elect to receive grants of Options, Restricted Shares or Deferred Shares in lieu of the payment of all or a portion of such Eligible Director's compensation in cash, on such terms as are deemed appropriate by the Board of Directors.

     8. Miscellaneous Provisions.

     (a) Administration. The Plan shall be administered by the Board of Directors. Subject to the limitations of the Plan, the Board of Directors shall have the sole and complete authority: (i) to select Participants, (ii) to award Options, Restricted Shares or Deferred Shares in such forms and amounts as it shall determine, (iii) to impose such limitations, restrictions and conditions upon such Options, Restricted Shares or Deferred Shares as it shall deem appropriate, (iv) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan,
(v) to correct any defect or omission or to reconcile any inconsistency in the Plan or in any Options, Restricted Shares or Deferred Shares and (vi) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan. The Board of Directors' determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. All expenses associated with the Plan shall be borne by the Company.

     (b) Non-Transferability. Except as otherwise determined by the Board of Directors, no Option, Restricted Share award or Deferred Share award, and no interest therein, shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and all Options shall be exercisable during a Participant's lifetime only by the Participant or the Participant's legal representative. Any purported transfer contrary to this provision will nullify the Option, Restricted Share award or Deferred Share award.

     (c) Adjustment. The Board of Directors may make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Options, Restricted Share awards or Deferred Share awards granted hereunder as the Board of Directors, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board of Directors, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board of Directors may also make or provide for such adjustments in the numbers of shares specified in Section 3 of the Plan as the Board of Directors in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 8(c).

     (d) Tax Withholding. The Board of Directors shall have the power to withhold, or to require a Participant to remit to the Company, an amount sufficient to satisfy any withholding or other tax due with respect to the Participant's exercise of an Option, the lapse of the substantial risk of forfeiture of Restricted Shares or the delivery of Deferred Shares to a Participant. Subject to the consent of the Board of Directors, a Participant may make an irrevocable election to have withheld shares of Common Stock otherwise issuable under an Option or a Restricted Shares award or deliverable with respect to a Deferred Shares award, tender back to the Company shares of Common Stock received pursuant to an Option, a Restricted Share award or a Deferred Share award or deliver to the Company shares of Common Stock already owned by the Participant having a Market Value sufficient to satisfy all or part of the Participant's estimated tax obligations associated with the transaction. Such election must be made by a Participant prior to the date on which the relevant tax obligation arises. The Board of

Directors may disapprove of any election and may limit, suspend or terminate the right to make such elections.

     (e) Termination; Amendments. The Board of Directors may terminate the Plan at any time. The Board of Directors may amend the Plan at any time or from time to time; provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, regulation or the rules of any exchange upon which the Common Stock is listed.

     The Board of Directors may amend an outstanding Option, Restricted Share award or Deferred Share award in any manner to the extent that the Board of Directors would have had the authority under the Plan to initially grant the Option, Restricted Share award or Deferred Share award as so amended.

     No termination or amendment of the Plan or amendment of any outstanding Option, Restricted Share award or Deferred Share award shall adversely affect any outstanding Option, Restricted Share award or Deferred Share award without the consent of the Participant who holds it.

     (f) Rights of Participants. Nothing in the Plan shall confer on any Eligible Director any right to continue to serve as a member of the Board of Directors or affect in any way the right of the Company to terminate such service at any time. No Eligible Director shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

     (g) Effective Date. The original effective date of the Plan shall be August 7, 1998. The effective date of the amendment and restatement of the Plan shall be March 15, 2001.

                                     PENTON MEDIA, INC.

P                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R             FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 4, 2001
O
X            Thomas L. Kemp, Joseph G. NeCastro and Preston L. Vice (each with
Y            full power of substitution) are hereby authorized to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of Penton Media, Inc. to be held on May 4, 2001, and at any adjournment thereof, as follows on the reverse side and below.
             These shares represented by this proxy will be voted as directed on the reverse side, but if no direction is given, the shares will be voted FOR the election as directors of the named nominees and FOR each of items 2-4, inclusive.


                                   YOUR VOTE IS IMPORTANT!

                PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND
                      RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                        (Continued and to be signed on reverse side.)

                                                                SEE REVERSE
                                                                   SIDE

 ...............................................................................

                          -   FOLD AND DETACH HERE   -

                               PENTON MEDIA, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

                                                  FOR  WITHHOLD  FOR ALL
                                                  ALL     ALL    EXCEPT:                                      FOR   AGAINST  ABSTAIN

1. Election of Directors --                       [ ]    [ ]      [ ]      2. Approve an amendment to the      [ ]     [ ]     [ ]
                                                                              1998 Equity and Performance
   Nominees: 01-King Harris, 02-Thomas L. Kemp,                               Incentive Plan.
   03-Edward J. Schwartz, 04-William B. Summers.

------------------------------------------------                           3. Approve an amendment to the      [ ]     [ ]     [ ]
   (Except nominee(s) written above)                                          1998 Director Stock Option Plan.


                                                                           4. Approve the appointment of       [ ]     [ ]     [ ]
                                                                              independent accountants for
                                                                              fiscal year 2001.

                                                                           Transact such other business as
                                                                           may properly be brought before
                                                                           the meeting.

                                                                           The undersigned acknowledges
                                                                           receipt of the Notice of Annual
                                                                           Meeting of Stockholders and the
                                                                           Proxy Statement.

                                                                           Date:                , 2001
                                                                                ----------------       -----------------------------

                                                                                                       -----------------------------
                                                                                                       Signature(s)

                                                                           NOTE: Please sign exactly as your name appears.
                                                                           Joint owners should each sign personally.
                                                                           Where applicable, indicate your official position or
                                                                           representative capacity.

 ....................................................................................................................................

                          -   FOLD AND DETACH HERE   -


                            YOUR VOTE IS IMPORTANT!

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                          USING THE ENCLOSED ENVELOPE.